EXECUTION COPY

                  AMENDMENT AGREEMENT dated as of December 19, 2003 (this "Agreement"), to the Amended and Restated Credit Agreement dated as of October 21, 2002 (the "Existing Credit Agreement"), among ANTEON INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), ANTEON CORPORATION, a Virginia corporation (together with the Borrower, the "Borrowers"), the lenders party thereto (the "Existing Lenders"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as issuing bank (in such capacity, the "Existing Issuing Bank") and as administrative agent for the Existing Lenders (in such capacity, the "Existing Administrative Agent"), and CITIZENS BANK OF PENNSYLVANIA, as swingline lender (in such capacity, the "Existing Swingline Lender") and as collateral agent for the Existing Lenders.


                  Capitalized terms used but not defined herein (except for capitalized terms that expressly relate to the Existing Credit Agreement, which shall have the meanings given them in the Existing Credit Agreement) shall have the meanings given them in the Amended and Restated Credit Agreement attached hereto as Exhibit A (the "Restated Credit Agreement").

                  Pursuant to the Existing Credit Agreement, the Existing Lenders, the Existing Issuing Bank and each other Issuing Bank thereunder have extended, and have agreed to extend, credit to the Borrowers.

                  The Borrowers have requested that (a) the Term Lenders make Term Loans to the Borrowers on the Restatement Date (as defined below), in an aggregate principal amount of $150,000,000, (b) the Revolving Credit Lenders under the Existing Credit Agreement (the "Existing Revolving Lenders") extend the Revolving Credit Maturity Date under the Existing Credit Agreement to the date specified in the Restated Credit Agreement and (c) Bank of America, N.A. ("Bank of America") act as the administrative agent for the Lenders (in such capacity, the "New Administrative Agent") and as the issuing bank (in such capacity, the "New Issuing Bank") and, in its capacity as the New Issuing Bank, issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of $20,000,000.

                  The Term Lenders are willing to make the Term Loans to the Borrowers on the Restatement Date, the Existing Revolving Lenders (as determined on the Restatement Date, after giving effect to the assignments and purchases provided for herein) are willing to approve the Borrowers' request for an extension of the Revolving Credit Maturity Date under the Existing Credit Agreement to the date specified in the Restated Credit Agreement, and Bank of America is willing to act as the New Administrative Agent and as the New Issuing Bank and, in its capacity as the New Issuing Bank, to issue Letters of Credit, in each case subject to the terms and conditions set forth in the Restated Credit Agreement.

                  The Existing Revolving Lenders set forth on Schedule 1 under the caption "Departing Revolving Lenders" (collectively, the "Assignors") wish to assign all of their interests in the Revolving Credit Commitments and outstanding Revolving Loans under the Existing Credit Agreement to the lenders set forth on Schedule 1 hereto under the caption "Additional Revolving Lenders" (the "Additional Revolving Lenders") and to certain of the Existing Revolving Lenders set forth on Schedule 1 hereto under the caption "Continuing Revolving Lenders" (all the Existing Revolving Lenders under such caption, the "Continuing Revolving Lenders"), and such Lenders (collectively, the "Assignees") are willing to accept such assignments.

                  The Borrowers and the Restatement Required Lenders (as defined below) desire to amend and restate the Existing Credit Agreement in the form of the Restated Credit Agreement to, among other things, set forth the terms and conditions under which the Lenders will make the Loans to the Borrowers and to make certain other amendments thereto.

                  The amendment and restatement of the Existing Credit Agreement evidenced by the Restated Credit Agreement is subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 9 hereof and shall become effective as provided in Section 15 hereof.

Accordingly, the parties hereto hereby agree as follows:

SECTION 1. Assignments. (a) On and as of the Restatement Date, each of the Assignors shall sell, assign and transfer, and each of the Assignees shall purchase and assume, in each case without recourse, such interests in each Assignor's rights and obligations under the Existing Credit Agreement (including such Assignor's Revolving Credit Commitment and the outstanding Revolving Loans owing to it) in each case as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Credit Commitments and the Revolving Loans will be held by the Continuing Revolving Lenders and the Additional Revolving Lenders ratably in accordance with their Revolving Credit Commitments as set forth on Schedule 2.01 to the Restated Credit Agreement. Each of the Assignees purchasing interests of any type under this Section 1 shall be deemed to have purchased such interests from each of the Assignors ratably in accordance with the amounts of such interests sold by them. The purchase price for each such assignment and purchase shall equal the principal amount of the Revolving Loans under the Existing Credit Agreement so purchased.

(b) On the Restatement Date, (i) each Assignee shall pay the purchase price for the interests purchased by it pursuant to paragraph (a) above by wire transfer of immediately available funds, not later than 12:00 (noon) New York City time, to such account as the New Administrative Agent shall designate for such purpose, and (ii) the New Administrative Agent shall promptly thereafter pay to each Assignor, out of the amounts received by the New Administrative Agent from each Assignee pursuant to clause (i) above, the purchase price for the interests assigned by it pursuant to paragraph (a) above by wire transfer of immediately available funds.

(c) Each of the Assignors and the Assignees hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Existing Credit Agreement (in the case of the Assignors) and
Section 9.04(c) of the Restated Credit Agreement (in the case of the Assignees), a copy of which has been received by each such party (and all references in such Sections to the Assignment and Acceptance shall be deemed to be references to this Agreement).

(d) If and to the extent required under the Existing Credit Agreement, each of the Borrowers, the Existing Administrative Agent, the Existing Swingline Lender, the Existing Issuing Bank, each other Issuing Bank under the Existing Credit Agreement, the Assignors and the Assignees hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above, and the Existing Administrative Agent hereby accepts the assignments provided for in paragraph
(a) above in accordance with Section 9.04(e) of the Existing Credit Agreement and waives the processing and recordation fees due to it under Section 9.04(b) of the Existing Credit Agreement in connection therewith. From and after the Restatement Date, (i) each Assignee shall be a party to the Restated Credit Agreement and, to the extent of the interest assigned to it pursuant to paragraph (a) above, shall have the rights and obligations of a Lender under the Restated Credit Agreement and (ii) each Assignor shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that each Assignor shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date.

(e) On the Restatement Date, the Borrowers shall pay each Assignor, through the New Administrative Agent, any and all Fees under the Existing Credit Agreement accrued for its account as of such date and not yet paid.

SECTION 2. Matters Relating to the Issuing Bank. (a) The Existing Issuing Bank hereby resigns as the Issuing Bank under the Existing Credit Agreement and the New Issuing Bank is hereby appointed, and hereby accepts such appointment, as the Issuing Bank under the Restated Credit Agreement, in each case, effective as of and subject to the occurrence of the Restatement Date. From and after the Restatement Date, the Existing Issuing Bank shall have no further obligation to issue Letters of Credit; provided, however, that the Existing Issuing Bank shall continue to be entitled to the benefits of Sections 2.14, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date. From and after the Restatement Date, (i) the New Issuing Bank shall become the Issuing Bank under the Restated Credit Agreement and the other Loan Documents and (ii) references in such other Loan Documents to the term "Issuing Bank" shall be deemed to refer to the New Issuing Bank, except as otherwise contemplated by the term "Issuing Bank" in Section 1.01 of the Restated Credit Agreement.

(b) The Borrowers shall use their commercially reasonable efforts to ensure that, on or prior to the Restatement Date, all Letters of Credit issued by the Existing Issuing Bank and outstanding under the Existing Credit Agreement (the "Outstanding Letters of Credit") be returned to the Existing Issuing Bank for cancelation. On the Restatement Date, the New Issuing Bank shall issue a Letter of Credit (the "Replacement Letter of Credit") to and for the benefit of the Existing Issuing Bank, in form and substance reasonably satisfactory to the Existing Issuing Bank and in a face amount equal to the maximum aggregate face amount of all Outstanding Letters of Credit that have not been returned for cancelation pursuant to the immediately preceding sentence (the "Continuing
Letters of Credit"). The Borrowers hereby request the issuance of the Replacement Letter of Credit by the New Issuing Bank.

(c) On the Restatement Date, the Borrowers shall pay the Existing Issuing Bank and the Existing Revolving Lenders all Issuing Bank Fees and L/C Participation Fees, respectively, accrued under the Existing Credit Agreement in respect of the Outstanding Letters of Credit as of such date and not yet paid. Upon the delivery to, and acceptance by, the Existing Issuing Bank of the Replacement Letter of Credit, the Borrowers' obligations to pay Issuing Bank Fees and L/C Participation Fees to the Existing Issuing Bank and the Existing Revolving Lenders, respectively, and the Lenders' obligations to participate in L/C Disbursements, in each case in respect of the Continuing Letters of Credit, shall cease.

SECTION 3. Matters Relating to the Administrative Agent. The Existing Administrative Agent hereby resigns as the Administrative Agent under the Existing Credit Agreement, effective as of and subject to the occurrence of the Restatement Date. The Required Lenders hereby appoint the New Administrative Agent as the Administrative Agent under the Restated Credit Agreement, and the New Administrative Agent hereby accepts, and the Borrowers hereby consent to, such appointment, effective as of and subject to the occurrence of the Restatement Date. Upon its resignation, the Existing Administrative Agent shall be discharged from its duties and obligations under the Existing Credit Agreement; provided, however, that the provisions of Sections 2.20 and 9.05 and
Article VIII of the Existing Credit Agreement (as in effect immediately prior to the Restatement Date) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent under the Existing Credit Agreement. From and after the Restatement Date, (i) the New Administrative Agent shall be the Administrative Agent under the Restated Credit Agreement and the other Loan Documents and (ii) references in such other Loan Documents to the term "Administrative Agent" shall be deemed to refer to the New Administrative Agent.

SECTION 4. Amendment and Restatement of the Existing Credit Agreement. The Borrowers and the Restatement Required Lenders agree that the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated on the Restatement Date such that, on the Restatement Date, the terms set forth in Exhibit A hereto shall replace the terms of the Existing Credit Agreement. As used in the Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, the Restated Credit Agreement.

SECTION  5.  Commitments;   Termination;  Agreements.  (a)  On  and  as  of  the
Restatement Date, the Commitment of each Revolving Credit Lender and each Term Lender shall be as set forth on Schedule 2.01 to the Restated Credit Agreement.

(b) Subject to the terms and conditions set forth in the Restated Credit Agreement, each Term Lender agrees, severally and not jointly, to make a Term Loan to the Borrowers on the Restatement Date in a principal amount not to exceed its Term Loan Commitment.

(c) On the Restatement Date, the Borrowers shall repay all Existing Term Loans, together with accrued interest thereon, with a portion of the proceeds of the Term Loans (the "Term Loan Repayment"). Upon the Borrowers' making of the Term Loan Repayment, each of the Term Lenders (as defined in the Existing Credit Agreement, the "Existing Term Lenders"), other than those lenders that are Term Lenders, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that each Existing Term Lender shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date.

(d) On the  Restatement  Date,  upon the  effectiveness  of the Restated  Credit
Agreement,  (i) each  Revolving  Loan  outstanding  under  the  Existing  Credit
Agreement shall be deemed to be a Revolving Loan under the Restated Credit Agreement and (ii) each Swingline Loan outstanding under the Existing Credit Agreement shall be deemed to be a Swingline Loan under the Restated Credit Agreement, and the amount of the unused Revolving Credit Commitments shall be adjusted accordingly. In order to facilitate the assignments provided for in
Section 1 hereof, the Borrowers shall ensure that, on the Restatement Date, all outstanding Revolving Loans under the Existing Credit Agreement shall be maintained as ABR Revolving Loans thereunder.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrowers represent and warrant to each of the other parties hereto, that, at the time of and immediately after giving effect to this Agreement, (a) the representations and warranties contained in Article III of the Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Event of Default or Default has occurred and is continuing.

SECTION 7. Fees. The Borrowers agree to pay to each Additional Revolving Lender and each Continuing Revolving Lender that executes and delivers a copy of this Agreement to the Existing Administrative Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on December 19, 2003, through the New Administrative Agent, an amendment fee (collectively, the "Amendment Fees") in an amount equal to 0.375% of the Revolving Credit Commitment (whether used or unused) of such Lender on the Restatement Date, after giving effect to the assignments and purchases provided for in Section 1 hereof and as set forth on
Schedule 2.01 to the Restated Credit Agreement. The Amendment Fees shall be payable in full, in immediately available funds, on the Restatement Date. Once paid, none of such fees shall be refundable under any circumstances.

SECTION 8. Release of Inactive Subsidiaries. (a) The Borrower represents and warrants to each of the other parties hereto that each Subsidiary listed on
Schedule 2 hereto (collectively, the "Released Subsidiaries") is an Inactive Subsidiary, disregarding, for the purpose of determining the status of such Subsidiary as an Inactive Subsidiary, any Indebtedness of such Subsidiary created under the Loan Documents.

(b) On the Restatement Date, (i) each Released Subsidiary shall be released from its obligations under the Subsidiary Guarantee Agreement as a Subsidiary Guarantor and shall cease to be a party thereto and (ii) each Released Subsidiary shall be released from its obligations under the Security Agreement and the Pledge Agreement, and shall cease to be a party thereto, and the Security Interest (as defined in the Security Agreement) in the Collateral (as defined in the Security Agreement) of such Released Subsidiary shall be released and terminated (the actions set forth in clauses (i) and (ii) collectively, the "Release"). The Collateral Agent, the New Administrative Agent and each of the Required Restatement Lenders hereby consent to the Release.

(c) The Borrower acknowledges its obligation pursuant to Section 5.11 of the Restated Credit Agreement to cause any Domestic Subsidiary that ceases to be an Inactive Subsidiary to execute the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Pledge Agreement, the Security Agreement and each other applicable Security Document in favor of the Collateral Agent.

SECTION 9. Conditions to the Effectiveness of the Restated Credit Agreement. The Restated Credit Agreement shall become effective on the date (the "Restatement Date") on which each of the conditions in Section 4.02 of the Restated Credit Agreement is satisfied or waived.

SECTION 10. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. No Novation. Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, except as expressly provided for herein with respect to the Term Loan Repayment and the Release. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers under the Existing Credit Agreement or the Borrowers or any other Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder. The Existing Credit Agreement and each of the other Loan Documents (as defined in the Existing Credit Agreement) shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith. This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Restated Credit Agreement.

SECTION 12. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 15 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 15. Effectiveness; Amendment. This Agreement shall become effective as of the date set forth above on the date on which the Existing Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, Anteon, the Existing Issuing Bank, the New Issuing Bank, the Existing Administrative Agent, the New Administrative Agent, the Existing Swingline Lender and the Restatement Required Lenders. As used herein, the term "Restatement Required Lenders" shall mean (a) each Continuing Revolving Lender, (b) each Additional Revolving Lender and (c) each Term Lender. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    Anteon International Corporation,
                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------



                                    Anteon Corporation,
                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------



                                    BANK OF AMERICA,  N.A.,
                                    individually and as New Administrative Agent and New Issuing Bank,

                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------




                                    CREDIT SUISSE FIRST BOSTON,
                                    acting through its Cayman Islands branch, individually and as Existing Administrative Agent and Existing Issuing Bank,

                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------


                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------

                  SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF DECEMBER 19, 2003 TO THE ANTEON INTERNATIONAL CORPORATION CREDIT AGREEMENT

                                    CITIZENS BANK OF PENNSYLVANIA,
                                    individually   and  as  Existing   Swingline
                                    Lender and Issuing  Bank under the  Existing
                                    Credit Agreement,

                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------

                                    Name of Lender:

                                                 By

                                             Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------

                                                                      Schedule 1



Continuing Revolving Lenders


Bank of America, N.A.

Citizens Bank of Pennsylvania

General Electric Capital Corporation

Riggs Bank N.A.

Branch Banking and Trust Company

Chevy Chase Bank, F.S.B.

Manufacturers and Traders Trust Company


Departing Revolving Lenders


Fleet National Bank

PNC Bank NA

Deutsche Bank AG New York and/or Cayman Islands Branches

Transamerica Business Capital Corporation

UniCredito Italiano New York Branch

Credit Suisse First Boston


Additional Revolving Lenders


US Bank N.A.

Wachovia Bank, National Association

                                                                      Schedule 2
Inactive Subsidiaries

Butler Property Holdings, Inc.
CITI-SIUSS LLC
South Texas Ship Repair, Inc.

                                                                       EXHIBIT A


================================================================================


                      AMENDED AND RESTATED CREDIT AGREEMENT


                         dated as of December 19, 2003,


                                      among


                        ANTEON INTERNATIONAL CORPORATION,


                               ANTEON CORPORATION,


                            THE LENDERS NAMED HEREIN,


                             BANK OF AMERICA, N.A.,
                             as Administrative Agent


                                       and


                         CITIZENS BANK OF PENNSYLVANIA,
                               as Collateral Agent

                           ---------------------------


                           CREDIT SUISSE FIRST BOSTON
                                       and
                         BANC OF AMERICA SECURITIES LLC,
                  as Joint Lead Arrangers and Joint Bookrunners


                           CREDIT SUISSE FIRST BOSTON,
                              as Syndication Agent


                          WACHOVIA CAPITAL MARKETS, LLC

                                       and

                                  U.S. BANCORP,

                           as Co-Documentation Agents

================================================================================



                                TABLE OF CONTENTS

                                                                                                      Page

                                    ARTICLE I

                                   Definitions

SECTION 1.01.  Defined Terms.............................................................................2
SECTION 1.02.  Terms Generally..........................................................................29
SECTION 1.03.  Classification of Loans and Borrowings...................................................30
SECTION 1.04.  Joint and Several Obligations............................................................30

                                             ARTICLE II

                                   The Credits


SECTION 2.01.  Commitments..............................................................................30
SECTION 2.02.  Loans....................................................................................31
SECTION 2.03.  Borrowing Procedure......................................................................32
SECTION 2.04.  Evidence of Debt; Repayment of Loans.....................................................33
SECTION 2.05.  Fees.....................................................................................34
SECTION 2.06.  Interest on Loans........................................................................35
SECTION 2.07.  Default Interest.........................................................................35
SECTION 2.08.  Alternate Rate of Interest...............................................................36
SECTION 2.09.  Termination and Reduction of Commitments.................................................36
SECTION 2.10.  Conversion and Continuation of  Borrowings...............................................36
SECTION 2.11.  Repayment of Term Borrowings.............................................................38
SECTION 2.12.  Prepayment...............................................................................38
SECTION 2.13.  Mandatory Prepayments....................................................................39
SECTION 2.14.  Reserve Requirements; Change in  Circumstances...........................................40
SECTION 2.15.  Change in Legality.......................................................................41
SECTION 2.16.  Indemnity................................................................................42
SECTION 2.17.  Pro Rata Treatment.......................................................................43
SECTION 2.18.  Sharing of Setoffs.......................................................................43
SECTION 2.19.  Payments.................................................................................44
SECTION 2.20.  Taxes....................................................................................44
SECTION 2.21.  Assignment of Commitments Under Certain Circumstances; Duty to Mitigate..................46
SECTION 2.22.  Swingline Loans..........................................................................48
SECTION 2.23.  Letters of Credit........................................................................49
SECTION 2.24.  Increase in Term Loan Commitments........................................................54
SECTION 2.25.  Increase in Revolving Credit Commitments.................................................55

                                   ARTICLE III

                                   Representations and Warranties

SECTION 3.01.  Organization; Powers.....................................................................57
SECTION 3.02.  Authorization............................................................................57
SECTION 3.03.  Enforceability...........................................................................57
SECTION 3.04.  Governmental Approvals; Contracts........................................................57
SECTION 3.05.  Financial Statements.....................................................................58
SECTION 3.06.  No Material Adverse Change...............................................................58
SECTION 3.07.  Title to Properties; Possession Under Leases.............................................59
SECTION 3.08.  Subsidiaries.............................................................................59
SECTION 3.09.  Litigation; Compliance with Laws.........................................................59
SECTION 3.10.  Agreements...............................................................................59
SECTION 3.11.  Federal Reserve Regulations..............................................................59
SECTION 3.12.  Investment Company Act; Public Utility Holding Company Act...............................59
SECTION 3.13.  Use of Proceeds..........................................................................60
SECTION 3.14.  Tax Returns..............................................................................60
SECTION 3.15.  No Material Misstatements................................................................60
SECTION 3.16.  Employee Benefit Plans...................................................................60
SECTION 3.17.  Environmental Matters....................................................................61
SECTION 3.18.  Insurance................................................................................62
SECTION 3.19.  Security Documents.......................................................................62
SECTION 3.20.  Location of Real Property................................................................62
SECTION 3.21.  Labor Matters............................................................................62
SECTION 3.22.  Solvency.................................................................................63
SECTION 3.23.  Ranking..................................................................................63
SECTION 3.24.  Certain Treasury Regulation Matters......................................................63

                                             ARTICLE IV

                              Conditions of Lending

SECTION 4.01.  All Credit Events........................................................................63
SECTION 4.02.  Restatement Date.........................................................................64

                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01.  Existence; Businesses and Properties.....................................................67
SECTION 5.02.  Insurance................................................................................67
SECTION 5.03.  Obligations and Taxes....................................................................68
SECTION 5.04.  Financial Statements, Reports, etc.......................................................68
SECTION 5.05.  Litigation and Other Notices.............................................................71
SECTION 5.06.  Employee Benefits........................................................................72
SECTION 5.07.  Maintaining Records; Access to Properties and Inspections................................72
SECTION 5.08.  Use of Proceeds..........................................................................72
SECTION 5.09.  Compliance with Environmental Laws.......................................................72
SECTION 5.10.  Preparation of Environmental Reports.....................................................72
SECTION 5.11.  Further Assurances.......................................................................73
SECTION 5.12.  Certain Treasury Regulation Matters......................................................74

                                             ARTICLE VI

                                         Negative Covenants

SECTION 6.01.  Indebtedness.............................................................................74
SECTION 6.02.  Liens 75
SECTION 6.03.  Sale and Lease-Back Transactions.........................................................77
SECTION 6.04.  Investments, Loans and Advances..........................................................77
SECTION 6.05.  Mergers, Consolidations, Sales of Assets and Acquisitions................................80
SECTION 6.06.  Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends....80
SECTION 6.07.  Transactions with Affiliates.............................................................81
SECTION 6.08.  Capital Expenditures.....................................................................82
SECTION 6.09.  Interest Coverage Ratio..................................................................82
SECTION 6.10.  Fixed Charge Coverage Ratio..............................................................82
SECTION 6.11.  Maximum Leverage Ratio...................................................................82
SECTION 6.12.  Senior Leverage Ratio....................................................................82
SECTION 6.13.  Asset Coverage Ratio.....................................................................82
SECTION 6.14.  Limitation on Modifications of Indebtedness; Modifications of Certificate of
                     Incorporation, By-laws and Certain Other Agreements, etc...........................82
SECTION 6.15.  Limitation on Creation of Subsidiaries...................................................83
SECTION 6.16.  Business.................................................................................84
SECTION 6.17.  Designated Senior Indebtedness...........................................................84
SECTION 6.18.  Fiscal Year..............................................................................84
SECTION 6.19.  Maintenance of Accounts..................................................................84

                                   ARTICLE VII

                                Events of Default


                                  ARTICLE VIII

                The Administrative Agent and the Collateral Agent


                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01.  Notices..................................................................................90
SECTION 9.02.  Survival of Agreement....................................................................91
SECTION 9.03.  Binding Effect...........................................................................91
SECTION 9.04.  Successors and Assigns...................................................................92
SECTION 9.05.  Expenses; Indemnity......................................................................96
SECTION 9.06.  Right of Setoff..........................................................................97
SECTION 9.07.  Applicable Law...........................................................................97
SECTION 9.08.  Waivers; Amendment.......................................................................97
SECTION 9.09.  Interest Rate Limitation.................................................................98
SECTION 9.10.  Entire Agreement.........................................................................99
SECTION 9.11.  Waiver of Jury Trial.....................................................................99
SECTION 9.12.  Severability.............................................................................99
SECTION 9.13.  Counterparts............................................................................100
SECTION 9.14.  Headings................................................................................100
SECTION 9.15.  Jurisdiction; Consent to Service of Process.............................................100
SECTION 9.16.  Confidentiality.........................................................................100
SECTION 9.17.  Effect of Restatement...................................................................101
SECTION 9.18.  U.S.A. Patriot Act Notice...............................................................102



Schedules

Schedule 1.01(a)  Existing Letters of Credit
Schedule 1.01(b)  Subsidiary Guarantors
Schedule 2.01     Lenders and Commitments
Schedule 3.04(b)  Government Contracts
Schedule 3.08     Subsidiaries
Schedule 3.09     Litigation
Schedule 3.17     Environmental Matters
Schedule 3.18     Insurance
Schedule 3.19(b)  UCC Filing Offices
Schedule 3.20     Real Property Owned in Fee
Schedule 6.01     Outstanding Indebtedness on Restatement Date
Schedule 6.02     Liens Existing on Restatement Date
Schedule 6.04(m)  Investments Existing on Restatement Date

Exhibits

Exhibit A         Form of Administrative Questionnaire
Exhibit B         Form of Assignment and Acceptance
Exhibit C         Form of Borrowing Request
Exhibit D         Amended and Restated  Indemnity,  Subrogation and Contribution
                  Agreement, as supplemented
Exhibit E         Amended and Restated Pledge Agreement, as supplemented
Exhibit F         Amended and Restated Security Agreement, as supplemented
Exhibit G-1       Amended  and  Restated  Subsidiary  Guarantee  Agreement,   as
                  supplemented
Exhibit G-2       Form of Reaffirmation of Guarantee and Security Documents
Exhibit H-1       Form of  Restatement  Date  Opinion of Paul,  Weiss,  Rifkind,
                  Wharton & Garrison LLP
Exhibit H-2       Form of  Restatement  Date Opinion of Curtis L. Schehr,  Esq.,
                  General Counsel of the Borrowers
Exhibit I         Form of Compliance Certificate
Exhibit J         Form of Subordination Provisions
Exhibit K         Form of Solvency Certificate
Exhibit L         Form of Acknowledgment, Waiver and Consent of Minority Owner
Exhibit M         First Restatement Date Perfection Certificate

                                    AMENDED AND RESTATED CREDIT  AGREEMENT dated
                           as of December 19, 2003, among ANTEON INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), ANTEON CORPORATION, a Virginia corporation ("Anteon" and, together with the Borrower, the "Borrowers"), the LENDERS (as defined in Article I), BANK OF AMERICA, N.A. ("Bank of America"), as issuing bank (in such capacity, the "Issuing Bank") and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and CITIZENS BANK OF PENNSYLVANIA ("Citizens Bank"), as swingline lender (in such capacity, the "Swingline Lender") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent").


                  The Borrowers, certain lenders party thereto (the "Existing Lenders"), Credit Suisse First Boston, as issuing bank and as administrative agent, and Citizens Bank, as swingline lender and as collateral agent, are parties to that certain Credit Agreement dated as of June 23, 1999, as amended and restated as of October 21, 2002 (as so amended and restated, the "Existing Credit Agreement") pursuant to which, (a) the Existing Lenders (i) made Tranche A Term Loans (as defined in the Existing Credit Agreement, the "Existing Term Loans") (of which approximately $18,400,000 in aggregate principal amount is outstanding as of the Restatement Date (such term and each other capitalized term used but not defined herein having the meaning given it in Article I)) and
(ii) extended credit or agreed to extend credit in the form of Revolving Loans, in an aggregate principal amount at any time outstanding not in excess of $200,000,000, (b) the Swingline Lender agreed to extend credit in the form of Swingline Loans, in an aggregate principal amount at any time outstanding not in excess of $20,000,000, and (c) the issuing bank thereunder agreed to issue letters of credit, in an aggregate face amount at any time outstanding not in excess of $25,000,000.

                  The Borrowers have requested that (a) the Term Lenders make Term Loans to the Borrowers on the Restatement Date in an aggregate principal amount of $150,000,000, (b) the Revolving Credit Lenders extend the Revolving Credit Maturity Date under the Existing Credit Agreement to the date specified herein and agree to make Revolving Loans to the Borrowers at any time and from time to time prior to the Revolving Credit Maturity Date specified herein, in an aggregate principal amount at any time outstanding not in excess of $200,000,000, and (c) Bank of America agree to act as the Administrative Agent for the Lenders and as the Issuing Bank and, in its capacity as the Issuing Bank, agree to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of $20,000,000.

                  Each of the Term Lenders, the Revolving Credit Lenders and the Issuing Bank is willing to extend such credit to the Borrowers, and Bank of America is willing to act as the Administrative Agent, in each case on the terms and subject to the conditions set forth herein. Citizens Bank is willing to continue to act as the Collateral Agent and as the Swingline Lender and, in its capacity as the Swingline Lender, to continue to make Swingline Loans to the Borrowers at any time and from time to time prior to the Revolving Credit Maturity Date specified herein, in an aggregate principal amount at any time outstanding not in excess of $20,000,000.

                  The proceeds of the Term Loans will be used by the Borrowers on the Restatement Date solely (a) to accept for payment the Existing Term Loans, together with accrued interest thereon, (b) to finance the Debt Tender Offer, (c) to pay fees and expenses incurred in connection with the Transactions and (d) for general corporate purposes. The proceeds of the Revolving Loans and the Swingline Loans will be used by the Borrowers solely for general corporate purposes, including Permitted Acquisitions. Letters of Credit will be used solely to support payment obligations, performance guarantees and bid bonds incurred by the Borrower and the Subsidiaries in the conduct of their business. The proceeds of any Incremental Term Loans will be used by the Borrowers solely to finance Permitted Acquisitions and to pay related fees and expenses.

                  The Borrowers and the Restatement Required Lenders desire to amend and restate the Existing Credit Agreement in the form hereof to, among other things, set forth the terms and conditions under which the Lenders will make the Loans to the Borrowers and to make certain other amendments thereto.

                  The amendment and restatement of the Existing Credit Agreement evidenced by this Agreement shall become effective as provided in the Amendment Agreement.

                  Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Account" shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance.

                  "Account Debtor" shall mean, with respect to any Account, the obligor with respect to such Account.

                  "Acquired Entity" shall have the meaning assigned to such term in Section 6.04(i).

                  "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of
(a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

                  "Administrative Agent Fees" shall have the meaning assigned to such term in Section 2.05(b).

                  "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that for purposes of Section 6.07, the term "Affiliate" shall also include any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified or that is an officer or director of the person specified.

                  "Agents"   shall  mean  the   Administrative   Agent  and  the
Collateral Agent.

                  "Aggregate Revolving Credit Exposure" shall mean the aggregate amount of the Lenders' Revolving Credit Exposures.

                  "Alternate Base Rate" shall mean, for any day, a fluctuating rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Amendment Agreement" shall mean the Amendment Agreement dated as of the date of this Agreement, among other things, effecting the amendment and restatement of the Existing Credit Agreement.

                  "Applicable Percentage" shall mean (except as otherwise provided in the Incremental Term Loan Assumption Agreement with respect to any Incremental Term Loan), for any day, (a) with respect to any Eurodollar Term Loan, 2.00%, (b) with respect to any ABR Term Loan, 0.75%, and (c) with respect to any Eurodollar Revolving Loan or ABR Revolving Loan, the applicable percentage set forth below under the caption "Eurodollar Revolving Spread" or "ABR Revolving Spread", as the case may be, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate delivered pursuant to Section 5.04(f) (provided that from the Restatement Date to the date of the delivery to the Administrative Agent of the financial statements and related Compliance Certificate required by Section 5.04(a) and Section 5.04(f), respectively, the Leverage Ratio shall be deemed to be in Category 3 for the purposes of determining the Applicable Percentage; and provided further that if financial statements and a Compliance Certificate with respect to the fourth fiscal quarter in any year satisfying the requirements of Sections 5.04(b) and (f), respectively, shall be delivered to the Administrative Agent within 60 days after the end of such fiscal quarter, then from the fifth Business Day following the date on which such financial statements and such Compliance Certificate is so delivered until the relevant date of determination following such fiscal quarter end the Applicable Percentage shall be based upon the Leverage Ratio as set forth in such Compliance Certificate):


--------------------------------------------------------------------------------

                              Eurodollar Revolving
             Leverage Ratio                  Spread        ABR Revolving Spread
--------------------------------------- ---------------- ----------------------

Category 1                                   2.75%               1.50%
----------

Greater than 3.50 to 1.00
--------------------------------------- ---------------- ----------------------

Category 2                                   2.50%               1.25%
----------

Greater  than  3.00 to 1.00 but
less than or equal to 3.50 to 1.00
--------------------------------------- ---------------- ----------------------

Category 3                                   2.25%               1.00%
----------

Greater  than  1.75 to 1.00 but
less than or equal to 3.00 to 1.00
--------------------------------------- ---------------- ----------------------

Category 4                                   2.00%               0.75%
----------

Less than or equal to 1.75 to 1.00
--------------------------------------- ---------------- ----------------------

                  Except as set forth in the second proviso immediately preceding the table above, each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all
Revolving Loans and Letters of Credit outstanding five (5) Business Days immediately following the date of delivery to the Administrative Agent of the Compliance Certificate required by Section 5.04(f), indicating such change; provided, however, that (a) at any time during which the Borrower has failed to deliver when due the Compliance Certificate required by Section 5.04(f), at the option of the Agents or upon the request of the Required Lenders, at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 as of the date five (5) Business Days after the date on which such Compliance Certificate was required to be delivered for purposes of determining the Applicable Percentage. Notwithstanding the foregoing, the Applicable Percentage with respect to any Eurodollar Term Loan or ABR Term Loan shall automatically be increased by the Yield Differential, if any, upon the making of any Other Term Loans, as provided in Section 2.24(b).

                  "Approved Margin Stock" shall have the meaning assigned to such term in Section 6.04(k).

                  "Asset Sale" shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the Borrower or any of the Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of any of the Subsidiaries (other than directors' qualifying shares) or (b) any other assets of the Borrower or any of the Subsidiaries (other than (i) inventory, excess, damaged, obsolete or worn out assets, scrap and Permitted Investments, in each case disposed of in the ordinary course of business, (ii) dispositions between or among Foreign Subsidiaries, (iii) dispositions of Approved Margin Stock or (iv) dispositions of Third Party Government Receivables pursuant to any Third Party Financing), provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $250,000 shall be deemed not to be an "Asset Sale" for purposes of this Agreement.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

                  "Assignment of Claims Act" shall mean the Assignment of Claims Act of 1940, as amended from time to time.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Borrower.

                  "Borrower's Portion of Excess Cash Flow" shall mean, at any date of determination, the cumulative amount of Excess Cash Flow for all preceding full fiscal years of the Borrower commencing on or after January 1, 2004, and ending prior to the date of determination that (a) was not or is not required to be applied to the prepayment of Term Loans as described in Section 2.13(d) and (b) has not been utilized on or prior to the date of determination to repurchase Borrower Common Stock.

                  "Borrowing" shall mean (a) a group of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

                  "Borrowing Request" shall mean a request by the Borrowers in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent or the Swingline Lender, as applicable.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City or Charlotte, North Carolina are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" shall mean, for any period and with respect to any person, all expenditures during such period by such person that would be classified as capital expenditures in accordance with GAAP or are made in property that is the subject of a Synthetic Lease to which such person becomes a lessee party during such period, but excluding any such expenditure made (a) to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards or indemnification or damage recovery proceeds relating to any such damage, loss, destruction or condemnation, (b) with proceeds from the sale or exchange of property to the extent utilized to purchase functionally equivalent property or equipment, (c) as the purchase price of any Permitted Acquisition or (d) with the proceeds of a substantially contemporaneous Equity Issuance.

                  "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Change in Control" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Permitted Investors, of Equity Interests representing (i) a greater percentage of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower then held, directly or indirectly, beneficially and of record, by the Permitted Investors and (ii) at least 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by persons who were neither (i) nominated by the board of directors of the Borrower or any Permitted Investor nor (ii) appointed by the directors so nominated; or
(c) the occurrence of a "Change of Control" or similar event (however denominated) under and as defined in the Senior Subordinated Note Documents or any Indebtedness of the Borrower or any Subsidiary in an aggregate outstanding principal amount in excess of $10,000,000.

                  "Change in Law" shall mean (a) the adoption of any law, rule or regulation after the Restatement Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Restatement Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Date.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans, Other Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, a Term Loan Commitment, an Incremental Term Loan Commitment in respect of Other Term Loans or a Swingline Commitment.

                  "Closing Date" shall mean June 23, 1999.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall mean all the "Collateral" as defined in any Security Document.

                  "Collateral Agent Fee Letter" shall mean the Fee Letter dated April 29, 1999, between the Borrower and the Collateral Agent.

                  "Collateral Agent Fees" shall have the meaning assigned to such term in Section 2.05(b).

                  "Commitment" shall mean, with respect to any Lender, such Lender's Revolving Credit Commitment, Term Loan Commitment, Incremental Term Loan Commitment in respect of Other Term Loans and Swingline Commitment, as applicable.

                  "Commitment Fee" shall have the meaning assigned to such term in Section 2.05(a).

                  "Compliance Certificate" shall have the meaning assigned to such term in Section 5.04(f).

                  "Confidential   Information   Memorandum"   shall   mean   the
Confidential Information Memorandum of the Borrowers dated December 2003.

                  "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "Credit Event" shall have the meaning assigned to such term in
Section 4.01.

                  "Current Assets" shall mean, at any time, the consolidated current assets (other than cash and Permitted Investments) of the Borrower and its consolidated Subsidiaries.

                  "Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its consolidated Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness and (b) outstanding Revolving Loans and Swingline Loans.

                  "Debt Tender Offer" shall mean the tender offer and consent solicitation made on November 20, 2003, in respect of all outstanding Senior Subordinated Notes.

                  "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

                   "Disability" shall mean, for purposes of Section 6.06(a), the substantial inability to perform the employee's then present duties and responsibilities by reason of any medically determinable physical or mental impairment which can be expected to last for a period of not less than six months in a twelve-month period, or any substantially similar definition contained in any stock option or stock repurchase agreement between the Borrower or any of its Subsidiaries and any of their employees.

                  "dollars" or "$" shall mean lawful money of the United States of America.

                  "Domestic Account Debtor" shall mean an Account Debtor incorporated or organized under the laws of, or with its principal place of business in, and any Governmental Authority that is, the United States of America, any State thereof, any municipality of any such State or the District of Columbia.

                  "Domestic    Subsidiaries"   shall   mean   all   Subsidiaries
incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

                  "EBITDA" for any period shall mean Net Income for such period, to which shall be added back (a) the Interest Expense of the Borrower and its consolidated Subsidiaries for such period to the extent deducted in calculating Net Income for such period, (b) all charges against income calculated in accordance with GAAP for Federal, state, local and foreign income taxes and assessments, including all interest, penalties and additions imposed with respect to such amounts, of the Borrower and its consolidated Subsidiaries for such period, to the extent deducted in calculating Net Income for such period,
(c) the aggregate depreciation expense of the Borrower and its consolidated Subsidiaries for such period, (d) the aggregate amortization expense of the Borrower and its consolidated Subsidiaries for such period, (e) Noncash Nonrecurring Charges (only to the extent that such Noncash Nonrecurring Charges do not exceed 25% of Net Income for such period), minus any noncash gain to the extent included in determining Net Income, all as determined on a consolidated basis in accordance with GAAP.

                  "Eligible Accounts Receivables" at any time shall mean the sum of the Eligible Billed Receivables and the Eligible Unbilled Receivables at such time. The "Net Value" of Eligible Accounts Receivables at any time shall mean the aggregate face amount of all Eligible Billed Receivables and Eligible Unbilled Receivables at such time.

                  "Eligible Billed Receivables" at any time shall mean all rights to payment due and to become due to the Borrower or any Subsidiary Guarantor that (a) constitute an "account" as defined in the Uniform Commercial Code as in effect in the applicable jurisdiction, (b) represent amounts due and owing (i) for products actually delivered or services actually performed or rendered by or on behalf of the Borrower or any Subsidiary Guarantor pursuant to a written contract or written agreement now or hereafter entered into by the Borrower or any Subsidiary Guarantor and a person that is not an Affiliate of the Borrower, or (ii) as interim billings or progress payments in accordance with fixed price contracts between the Borrower or any Subsidiary Guarantor and a person that is not an Affiliate of the Borrower, (c) have been properly billed, (d) arise in the ordinary course of the Loan Parties' business, (e) are due, owing and not subject to any defense, setoff or counterclaim, except if the person that is the obligor under any such account has disputed liability or made any claim of setoff or counterclaim, only the portion of the account subject to such defense, setoff or counterclaim shall be deemed an Ineligible Receivable,
(f) are not final invoices and (g) are not Ineligible Receivables.

                  "Eligible Margin Stock Amount" at any time, shall mean an amount equal to 75% of the fair market value of any Approved Margin Stock pledged to the Collateral Agent to secure the Obligations. For purposes of the foregoing, the fair market value of any Approved Margin Stock on any date shall be the average of the closing prices on the principal U.S. securities exchange on which such Approved Margin Stock is traded for the period of 20 consecutive trading days preceding the date of determination. In the event (x) any Approved Margin Stock is not listed or traded on a securities exchange or (y) the fair market value of any Approved Margin Stock cannot be determined in accordance with the preceding sentence because closing prices for such Approved Margin
Stock are not available, the Agents may use any reasonable estimate of the market value of such Approved Margin Stock as of the close of business on the Business Day preceding the date of determination.

                  "Eligible Unbilled Receivables" at any time shall mean rights to payment due and to become due to the Borrower or any Subsidiary Guarantor (a) under Government Contracts or (b) under contracts with any other Account Debtor that are approved by the Agents from time to time (the "Approved Contracts"), that (i) constitute an "account" as defined in the Uniform Commercial Code as in effect in the applicable jurisdiction, (ii) in the case of Government Contracts, are eligible to be billed to the Government in accordance with the applicable Government Contract or are eligible to be billed to a prime contractor pursuant to a subcontract under a contract between the prime contractor and the Government, and in the case of Approved Contracts, are eligible to be billed to the Account Debtor in accordance with the applicable Approved Contract, in any case within 30 days of the date of determination (with no additional performance required by any person, and no condition to payment by the Government or prime contractor or Account Debtor, as applicable, other than receipt of an appropriate invoice), (iii) have not been billed to the Government or the prime contractor or Account Debtor under the Approved Contract, as applicable, solely as a result of timing differences between the date the revenue is recognized on the applicable Loan Party's books and the date the invoice is actually rendered,
(iv) represent revenue recognized on the books of the Borrower or any Subsidiary Guarantor not more than 30 days prior to the date of determination, (v) may, in accordance with GAAP, be included as current assets of the Borrower or any Subsidiary Guarantor, even though such amounts have not been billed to the Government or the prime contractor or Account Debtor under the Approved Contract, as applicable, and (vi) are not Ineligible Receivables.

                  "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

                  "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases), (b) exposure to any Hazardous Material, (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

                  "Environmental Law" shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss. 9601 et seq. (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss. 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.ss. 1251 et seq., the Clean Air Act of 1970, as amended 42 U.S.C. ss.ss. 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss. 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.ss. 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss.ss. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 5101 et seq., and any similar or implementing state, local or foreign law, and all amendments or regulations promulgated under any of the foregoing.

                  "Environmental  Permit"  shall  mean  any  permit,   approval,
authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

                  "Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a person.

                  "Equity Issuance" shall mean any issuance or sale by the Borrower or any Subsidiary of any Equity Interests of the Borrower or any Subsidiary, as applicable, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such Equity Interests or such convertible or exchangeable obligations, except in each case for (a) any issuance or sale to the Borrower or any Subsidiary, (b) any issuance of directors' qualifying shares, and (c) sales or issuances of common stock of the Borrower to management or employees of the Borrower or any Subsidiary under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Plan or Multiemployer Plan; (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (h) any Foreign Benefit Event.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" shall have the meaning assigned to such term in Article VII.

                  "Excess Cash Flow" shall mean, for any fiscal year of the Borrower, the excess of (a) the sum, of (i) EBITDA for such fiscal year and (ii) reductions to noncash working capital of the Borrower and its consolidated Subsidiaries for such fiscal year (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year) over (b) the sum, without duplication, of (i) the amount of any Tax Payments payable with respect to such fiscal year, (ii) cash interest paid (net of cash interest received) by the Borrower and its consolidated Subsidiaries during such fiscal year, (iii) Capital Expenditures made in cash in accordance with Section
6.08 during such fiscal year, except to the extent financed with the proceeds of Indebtedness, casualty or condemnation proceeds, (iv) permanent repayments of Indebtedness made by the Borrower and its consolidated Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness and (v) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year); provided that to the extent otherwise included therein, the Net Cash Proceeds of Asset Sales shall be excluded from the calculation of Excess Cash Flow.

                  "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrowers are located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.21(a)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.20(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.20(a).

                  "Existing Credit Agreement" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Existing Lenders" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Existing Letters of Credit" shall mean each Letter of Credit issued for the account of the Borrowers under the Existing Credit Agreement and that is (a) outstanding on the Restatement Date and (b) listed on Schedule 1.01(a).

                  "Existing Term Loans" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
(b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

                  "Fee Letter" shall mean the Fee Letter dated November 24, 2003, among the Borrowers and the Administrative Agent.

                  "Fees" shall mean the Commitment Fees, the Administrative Agent Fees, the Collateral Agent Fees, the L/C Participation Fees, the Issuing Bank Fees and the Incremental Revolving Credit Commitment Fees.

                  "Financial Officer" of any person shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such person.

                  "First Restatement Date" shall mean October 21, 2002.

                  "First Restatement Date Perfection Certificate" shall mean the Perfection Certificate delivered on the First Restatement Date, a copy of which is attached as Exhibit M.

                  "Fixed Charge Coverage Ratio" for any period shall mean the ratio of (a) EBITDA plus the aggregate amount of all rent and lease payments made by the Borrower and its consolidated Subsidiaries pursuant to operating leases minus Capital Expenditures and Tax Payments for such period to (b) Fixed Charges for such period.

                  "Fixed Charges" for any period shall mean, without duplication, the sum of (a) Interest Expense (excluding amortization of deferred financing fees, premiums or interest rate protection agreements and original issue discounts, provided, however, that the aggregate amount of amortization excluded hereby shall not exceed 5% of the aggregate amount of the financing giving rise to the debt issuance costs associated with such amortization) for such period, plus (b) the aggregate amount of all rent and lease payments made by the Borrower and its consolidated Subsidiaries pursuant to operating leases for such period, plus (c) scheduled payments (whether or not made) on long term Indebtedness (including Capital Lease Obligations) of the Borrower and its consolidated Subsidiaries for such period, all as determined on a consolidated basis in accordance with GAAP.

                  "Foreign Benefit Event" shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan and (d) the incurrence of any liability in excess of $2,500,000 (or the equivalent thereof in another currency) by the Borrower or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by the Borrower or any of its Subsidiaries, or the imposition on the Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $2,500,000 (or the equivalent thereof in another currency).

                  "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than the United States of America, each State thereof or the District of Columbia.

                  "Foreign Pension Plan" shall mean any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

                  "GAAP" shall mean United States generally accepted accounting principles applied on a consistent basis.

                  "Government" shall mean the United States government or any department or agency thereof.

                  "Governmental  Authority" shall mean any Federal, state, local
or  foreign  court  or  governmental  agency,   authority,   instrumentality  or
regulatory body.

                  "Government Contracts" shall mean written contracts between the Borrower or any Subsidiary Guarantor and the Government.

                  "Granting Lender" shall have the meaning assigned to such term in Section 9.04(i).

                  "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Hazardous Materials" shall mean all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against fluctuations in interest or currency exchange rates and not entered into for speculation.

                  "Inactive Subsidiary" shall mean any Subsidiary of the Borrower that (a) does not conduct any business operations, (b) has assets with a total book value not in excess of $10,000 and (c) does not have any Indebtedness outstanding.

                  "Incremental Revolving Credit Assumption Agreement" shall mean an Incremental Revolving Credit Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrowers, the Administrative Agent and one or more Incremental Revolving Credit Lenders.

                  "Incremental Revolving Credit Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.25, to make Revolving Loans to the Borrowers.

                  "Incremental Revolving Credit Commitment Amount" shall mean, at any time, the lesser of (a) the excess, if any, of (i) $200,000,000 over (ii) the sum of (x) the aggregate amount of all Incremental Term Loan Commitments established prior to such time, (y) the aggregate amount of all Incremental Revolving Credit Commitments established prior to such time and (z) the aggregate principal amount of all New Notes issued prior to such time and (b) the excess, if any, of (i) $50,000,000 over (ii) the aggregate amount of all Incremental Revolving Credit Commitments established prior to such time.

                  "Incremental Revolving Credit Commitment Fee" shall have the meaning assigned to such term in Section 2.05(d).

                  "Incremental Revolving Credit Lender" shall mean a Lender with an Incremental Revolving Credit Commitment.

                  "Incremental   Term  Lender"  shall  mean  a  Lender  with  an
Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

                  "Incremental Term Loan Amount" shall mean, at any time, the excess, if any, of (a) $200,000,000 over (b) the sum of (i) the aggregate amount of all Incremental Term Loan Commitments established prior to such time, (ii) the aggregate amount of all Incremental Revolving Credit Commitments established prior to such time and (iii) the aggregate principal amount of all New Notes issued prior to such time.

                  "Incremental Term Loan Assumption Agreement" shall mean an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrowers, the Administrative Agent and one or more Incremental Term Lenders.

                  "Incremental Term Loan Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Term Loans to the Borrowers.

                  "Incremental Term Loan Maturity Date" shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

                  "Incremental Term Loan Repayment Dates" shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

                  "Incremental Term Loans" shall mean term loans made by one or more Lenders to the Borrowers pursuant to clause (c) of Section 2.01. Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.24 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

                  "Indebtedness" of any person shall mean, without  duplication,
(a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid (other than solely on past due amounts), (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business),
(f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (j) all obligations of such person as an account party in respect of letters of credit and (k) all obligations of such person as an account party in respect of bankers' acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, except to the extent that, by its terms, such Indebtedness is nonrecourse to such person.

                  "Indemnified  Taxes"  shall  mean Taxes  other  than  Excluded
Taxes.

                  "Indemnity, Subrogation and Contribution Agreement" shall mean the Amended and Restated Indemnity, Subrogation and Contribution Agreement, dated as of October 21, 2002, as supplemented as of May 23, 2003, among the Borrower, the Subsidiary Guarantors and the Collateral Agent, a copy of which is attached as Exhibit D.

                  "Ineligible Receivables" at any time shall mean all receivables that are (a) evidenced by a promissory note or similar instrument;
(b) owed or payable by an Account Debtor that is more than 120 days past the last date set for payment in an original invoice in the payment of 50% or more of the aggregate balance due from such Account Debtor to the Borrower or a Subsidiary Guarantor; (c) owing from any person that is the subject of any (i) suit, lien, levy or judgment which could reasonably be expected to affect the collectability of such receivable, or (ii) bankruptcy, insolvency or similar process or proceeding; (d) unbilled as a result of cost variances, retainage provisions, "milestone" requirements or any other reason, except for timing differences; (e) owed in a currency other than dollars; (f) deemed ineligible by either Agent, in its reasonable and good faith discretion; or (g) Third Party Governmental Receivables.

                  "Initial  Yield" on any Other Term Loans shall mean the sum of
(a) the Adjusted LIBOR margins on such Other Term Loans and (a) if such Other Term Loans are initially made at a discount or (b) if the lenders making the same receive a fee from the Borrower or any Subsidiary for doing so (the amount of such discount or fee, expressed as a percentage of such Other Term Loans, being referred to herein as "OID"), the amount of such OID divided by the lesser of (i) the average life to maturity of such Other Term Loans and (ii) four. The Initial Yield shall be determined by the Administrative Agent.

                  "Interest Coverage Ratio" for any period shall mean the ratio of EBITDA for such period to the Interest Expense (excluding amortization of deferred financing fees, premiums or interest rate protection agreements and original issue discounts, provided, however, that the aggregate amount of amortization excluded hereby shall not exceed 5% of the aggregate amount of the financing giving rise to the debt issuance costs associated with such amortization) for such period.

                  "Interest Expense" for any period shall mean the total interest expense of the Borrower and its consolidated Subsidiaries (including amortization of deferred financing fees, premiums or interest rate protection agreements and original issue discounts), for such period determined on a consolidated basis in accordance with GAAP.

                  "Interest Payment Date" shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any prepayment of a Eurodollar Borrowing or conversion of a Eurodollar Borrowing to an ABR Borrowing.

                  "Interest Period" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrowers may elect (or such other period thereafter as the Borrowers may request and all the Lenders with Loans included in such Borrowing may agree); provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Issuing Bank" shall mean, as the context may require, (a) Bank of America, in its capacity as the issuer of Letters of Credit hereunder,
(b) with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit, (c) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or (k), with respect to Letters of Credit issued by such Lender, or (d) collectively, all of the foregoing. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "Issuing Bank Fees" shall have the meaning assigned to such term in Section 2.05(c).

                  "L/C Commitment" shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.23.

                  "L/C Disbursement" shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

                  "L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and
(b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time. The L/C Exposure of any Revolving Credit Lender at any time shall mean its Pro Rata Percentage of the aggregate L/C Exposure at such time.

                  "L/C Participation Fee" shall have the meaning assigned to such term in Section 2.05(c).

                  "Lenders" shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance, an Incremental Revolving Credit Assumption Agreement or an Incremental Term Loan Assumption Agreement. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

                  "Letter of Credit" shall mean any letter of credit issued pursuant to Section 2.23 and the Existing Letters of Credit.

                  "Leverage Ratio" shall mean, on any date, the ratio of Net Debt on such date to EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date. Solely for purposes of this definition, if, at any time the Leverage Ratio is being determined, the Borrower or any Subsidiary shall have completed a Permitted Acquisition or Asset Sale since the beginning of the relevant four fiscal quarter period, the Leverage Ratio shall be determined on a pro forma basis as if such Permitted Acquisition or Asset Sale, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period and taking into account any identifiable cost savings documented to the reasonable satisfaction of the Administrative Agent.

                  "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent that has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the beginning of such Interest Period.

                  "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" shall mean this Agreement, the Amendment Agreement, the Subsidiary Guarantee Agreement, the Reaffirmation of Guarantee and Security Documents, the Security Documents, the Indemnity, Subrogation and Contribution Agreement, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e), each Incremental Revolving Credit Assumption Agreement and each Incremental Term Loan Assumption Agreement.

                  "Loan Parties" shall mean the Borrowers and the Subsidiary Guarantors.

                  "Loans" shall mean the Revolving Loans, the Term Loans and the Swingline Loans.

                  "Margin Stock" shall have the meaning assigned to such term in Regulation U.

                  "Material Adverse Effect" shall mean a materially adverse effect on (a) the business, results of operations, condition (financial or otherwise) or prospects of the Borrower and the Subsidiaries, taken as a whole, or (b) the validity or enforceability of any of the Loan Documents or the rights, remedies or benefits available to the Lenders thereunder.

                  "Material   Contract"   shall  mean  any  and  all  Government
Contracts and/or other contracts or agreements of the Borrower or any Subsidiary involving amounts in excess of $2,000,000.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of
(i) selling expenses (including reasonable broker's fees or commissions, legal fees, transfer and similar taxes and the Borrower's good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, if (x) the Borrower shall deliver a certificate of a Financial Officer to the Agents at the time of receipt thereof setting forth the Borrower's intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and its Subsidiaries within 270 days of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used or contractually committed to be used at the end of such 270-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds; and (b) with respect to any issuance or disposition of Indebtedness or any Equity Issuance, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

                  "Net Debt" at any time shall mean (a) the total Indebtedness of the Borrower and the Subsidiaries at such time (excluding Indebtedness of the type described in clause (i) of the definition of such term and, except to the extent of any unreimbursed drawings, clause (j) of the definition of such term), less (b) the sum of (i) the amount at such time of all cash and Permitted Investments of the Borrower and the Subsidiaries and (ii) the Eligible Margin Stock Amount.

                  "Net Income" shall mean, for any period, net income or loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary to the extent that the declaration or payment of dividends  or  similar  distributions  by  the  Subsidiary  of  that  income  is prohibited  by  operation  of  the  terms  of  its  charter  or  any  agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to the Subsidiary, and (b) the income (or loss) of any person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any of the Subsidiaries or the date that person's assets are acquired by the Borrower or any of the Subsidiaries.

                  "Net Senior Debt" at any time shall mean the Net Debt at such time less, to the extent included therein, the amount of any Indebtedness that is subordinated to the Obligations pursuant to the subordination provisions contained in Exhibit J or subordination provisions no less favorable to the Lenders than those contained in the Senior Subordinated Note Indenture.

                  "New Notes"  shall have the  meaning  assigned to such term in
Section 6.01(h).

                  "New Notes Amount" shall mean, at any time, the excess, if any, of (a) $200,000,000 over (b) the sum of (i) the aggregate amount of all Incremental Term Loan Commitments established prior to such time, (ii) the aggregate amount of all Incremental Revolving Credit Commitments established prior to such time and (iii) the aggregate principal amount of all New Notes issued prior to such time.

                  "Noncash  Nonrecurring  Charges"  shall mean charges to income
(a) that are not expected to occur in the future and (b) whereby the underlying asset was not created at least 12 months before the period end in which the charge is reflected in the Borrower's consolidated financial statements.

                  "Obligations" shall mean all obligations defined as "Obligations" in the Subsidiary Guarantee Agreement and the Security Documents, in each case as such definitions have been amended pursuant to the Reaffirmation of Guarantee and Security Documents.

                  "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "Other Term Borrowing" shall mean a Borrowing comprised of Other Term Loans.

                  "Other Term Loans" shall have the meaning assigned to such term in Section 2.24(a).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

                  "Permitted Acquisition" shall have the meaning assigned to such term in Section 6.04(i).

                  "Permitted Investments" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any Lender or any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

                  (e) investments in municipal securities maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a rating of at least "AA" by S&P or at least "Aa" by Moody's; and

                  (f)  other   short-term   investments   utilized   by  Foreign
         Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

                  "Permitted Investors" shall mean (a) Caxton Corporation, Frederick J. Iseman, Steven M. Lefkowitz, Joseph A. Kampf, Robert A. Ferris and any other person who is a Controlled Affiliate of any of the foregoing and any member of senior management of the Borrower on the Restatement Date and (b) any Related Party of any of the foregoing.

                  "person" shall mean any natural person, corporation,  business
trust,  joint  venture,   association,   company,   limited  liability  company,
partnership, Governmental Authority or other entity.

                  "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement" shall mean the Amended and Restated Pledge Agreement dated as of October 21, 2002, as supplemented as of May 23, 2003, among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties, a copy of which is attached as Exhibit E.

                  "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate for dollars in effect at its principal office in Charlotte, North Carolina. The "prime rate" is a rate set by the Administrative Agent based upon various factors, including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.
                  "Properties"  shall have the meaning  assigned to such term in
Section 3.17.

                  "Pro Rata Percentage" of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender's Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Pro Rata Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect.

                  "Reaffirmation of Guarantee and Security Documents" shall mean the Reaffirmation of Guarantee and Security Documents substantially in the Form of Exhibit G-2, among the Loan Parties and the Collateral Agent, pursuant to which the Loan Parties shall reaffirm their obligations under the Subsidiary Guarantee Agreement and the Security Documents to which they are a party.

                  "Register"  shall have the  meaning  assigned  to such term in
Section 9.04(d).

                  "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Related Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Related Party" shall mean (a) any controlling stockholder, general partner, wholly owned Subsidiary, or spouse or immediate family member (in the case of an individual) of any Permitted Investor or (b) any trust, corporation, partnership or other entity, all the beneficiaries, stockholders, partners or owners of which consist solely of one or more Permitted Investors and/or such other persons referred to in the immediately preceding clause (a).

                  "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

                  "Remedial Action" shall mean (a) "remedial action" as such term is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken (i) to cleanup, remove, treat, abate or in any other way address any Hazardous Material in the environment, (ii) to prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment, or (iii) to perform studies and investigations in connection with, or as a precondition to, clause (i) or (ii) above.

                  "Repayment Date" shall have the meaning assigned to such term in Section 2.11(a).

                  "Required Lenders" shall mean, at any time, Lenders having Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments representing at least 51% of the sum of all outstanding Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments at such time.

                  "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

                  "Restatement Date" shall have the meaning assigned to such term in the Amendment Agreement.

                  "Restatement Required Lenders" shall have the meaning assigned to such term in the Amendment Agreement.

                  "Retiring Agent" shall mean Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through any of its branches or affiliates.

                  "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

                  "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or 2.21(a), (b) increased by the amount of such Lender's Incremental Revolving Credit Commitment and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, after the effectiveness of any Incremental Revolving Credit Commitment, the term "Revolving Credit Commitment" shall include such Incremental Revolving Credit Commitment.

                  "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender's L/C Exposure, plus the aggregate amount at such time of such Lender's Swingline Exposure.

                  "Revolving Credit Lender" shall mean a Lender with a Revolving Credit Commitment or outstanding Revolving Credit Exposure.

                  "Revolving Credit Maturity Date" shall mean December 31, 2008.

                  "Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrowers pursuant to clause (b) of Section 2.01. Each Revolving Loan shall be a Eurodollar Revolving Loan or an ABR Revolving Loan.

                  "Secured Parties" shall have the meaning assigned to such term in the Security Agreement.

                  "Security Agreement" shall mean the Amended and Restated Security Agreement dated as of October 21, 2002, as supplemented as of May 23, 2003, among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties, a copy of which is attached as Exhibit F.

                  "Security Documents" shall mean the Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11.

                  "Senior Leverage Ratio" shall mean, on any date, the ratio of Net Senior Debt on such date to EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date. Solely for purposes of this definition, if, at any time the Senior Leverage Ratio is being determined, the Borrower or any Subsidiary shall have completed a Permitted Acquisition or Asset Sale since the beginning of the relevant four fiscal quarter period, the Senior Leverage Ratio shall be determined on a pro forma basis as if such Permitted Acquisition or Asset Sale, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period and taking into account any identifiable cost savings documented to the reasonable satisfaction of the Administrative Agent.

                  "Senior Subordinated Note Documents" shall mean the Senior Subordinated Notes, the Senior Subordinated Note Indenture and all other documents executed and delivered with respect to the Senior Subordinated Notes or the Senior Subordinated Note Indenture.

                  "Senior Subordinated Note Indenture" shall mean the indenture dated as of May 11, 1999, between the Borrower, the Subsidiary Guarantors and The Bank of New York (formerly, IBJ Whitehall Bank & Trust Company), as trustee, as the same may be amended pursuant to the Debt Tender Offer.

                  "Senior Subordinated Notes" shall mean the Borrower's 12% Senior Subordinated Notes Due 2009 in the initial principal amount of $100,000,000 issued pursuant to the Senior Subordinated Note Indenture and any notes issued by the Borrower in exchange for, and as contemplated by, the Senior Subordinated Notes with substantially identical terms as the Senior Subordinated Notes.

                  "S&P" shall mean Standard and Poor's Ratings Service.

                  "SPC" shall have the meaning assigned to such term in Section 9.04(i).

                  "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power are, at the time any determination is being made, owned, controlled or held, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" shall mean any subsidiary of the Borrower.

                  "Subsidiary Guarantee Agreement" shall mean the Amended and Restated Subsidiary Guarantee Agreement dated as of October 21, 2002, as supplemented as of May 23, 2003, made by the Subsidiary Guarantors in favor of the Collateral Agent for the benefit of the Secured Parties, a copy of which is attached as Exhibit G-1.

                  "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower listed on Schedule 1.01(b), and each other Subsidiary that is or becomes a party to a Subsidiary Guarantee Agreement.

                  "Swingline Commitment" shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09 or Section 2.22.

                  "Swingline Exposure" shall mean at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time.

                  "Swingline Lender" shall mean Citizens Bank, in its capacity as lender of Swingline Loans hereunder.

                  "Swingline Loan" shall mean any loan made by the Swingline Lender pursuant to Section 2.22.

                  "Synthetic Lease" shall mean any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where the transaction is considered indebtedness for borrowed money for Federal income tax purposes but is classified as an operating lease in accordance with GAAP for financial reporting purposes.

                  "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, liabilities or withholdings imposed by any Governmental Authority.

                  "Tax Payments" shall mean payments in cash in respect of Federal, state, local and foreign income taxes and assessments, including all interest, penalties and additions imposed with respect to such amounts, paid or payable by or on behalf of the Borrower and its consolidated Subsidiaries.

                  "Term  Borrowing"  shall mean a  Borrowing  comprised  of Term
Loans.

         "Term Lender" shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

                  "Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section  9.04.   Unless  the  context  shall   otherwise   require,   after  the
effectiveness of any Incremental Term Loan Commitment, the term "Term Loan Commitment" shall include such Incremental Term Loan Commitment.

                  "Term Loan Repayment Dates" shall mean the Repayment Dates and the Incremental Term Loan Repayment Dates.
                  "Term Loans" shall mean the term loans made by the Lenders to the Borrowers pursuant to clause (a) of Section 2.01. Unless the context shall otherwise require, the term "Term Loans" shall include any Incremental Term Loans.

                  "Term Loan Maturity Date" shall mean December 31, 2010.

                  "Third  Party   Financing"   shall  mean  the  purchase  on  a
nonrecourse basis from the Borrower or any Subsidiary of Third Party Government Receivables by a person that is not an Affiliate of the Borrower.

                  "Third Party Government Receivables" shall mean all Accounts of the Borrower or any Subsidiary with respect to which the Account Debtor is the Government, which arise pursuant to a Third Party Sale and which are sold pursuant to a Third Party Financing.

                  "Third Party Sale" shall mean the sale to the Government by the Borrower or any Subsidiary of products and/or services acquired from or to be provided by, respectively, a person that is not the Borrower or an Affiliate of the Borrower, so long as the Account arising therefrom is promptly sold pursuant to a Third Party Financing.

                  "Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The Total Revolving Credit Commitment in effect on the Restatement Date is $200,000,000.

                  "Transactions" shall mean, collectively, the transactions to occur on the Restatement Date, including (a) the execution and delivery of the Amendment Agreement and the Reaffirmation of Guarantee and Security Documents,
(b) the borrowing of the Term Loans hereunder, (c) the acceptance for payment of the Existing Term Loans, (d) the closing of the Debt Tender Offer and the purchase by the Borrower of all Senior Subordinated Notes validly tendered and not withdrawn in connection therewith and (e) the payment of related fees and expenses.

                  "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

                  "wholly owned Subsidiary" of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person.

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  "Yield Differential" shall have the meaning assigned to such term in Section 2.24(b).


                  SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall"; and the words "asset" and "property" shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any document shall mean such document as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Agreement and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrowers notify the Administrative Agent that the Borrowers wish to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrowers that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrowers' compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Lenders.


                  SECTION 1.03. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

                  SECTION 1.04. Joint and Several Obligations. The obligations of the Borrowers hereunder, including with respect to the payment of all principal of, and interest on, all Loans and L/C Disbursements, whether outstanding prior to or on and after the Restatement Date, and all fees, expenses, indemnities and other amounts payable hereunder, shall be joint and several.

                                   ARTICLE II
                                   The Credits

                  SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) if such Lender has a Term Loan Commitment, to make a Term Loan to the Borrowers on the Restatement Date in a principal amount not to exceed its Term Loan Commitment, (b) if such Lender has a Revolving Credit Commitment, to make Revolving Loans to the Borrowers, at any time and from time to time on or after the Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment, and (c) if such Lender has an Incremental Term Loan Commitment, to make Incremental Term Loans to the Borrowers, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Within the limits set forth in clause (b) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. The Borrowers and the Revolving Credit Lenders acknowledge the making of Revolving Loans prior to the Restatement Date under the Existing Credit Agreement and agree that, to the extent outstanding on the Restatement Date, such Revolving Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

                  SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 or (ii) equal to the remaining available balance of the applicable Commitments.

                  (b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrowers may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in more than eight Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Eurodollar Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

                  (c) Except with respect to Loans made pursuant to Section 2.02(f), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in Charlotte, North Carolina as the Administrative Agent may designate not later than 11:00 a.m., New York City time, in the case of a Eurodollar Borrowing, or 1:00 p.m., New York City time, in the case of an ABR Borrowing, and the Administrative Agent shall promptly credit the amounts so received to an account in the name of a Borrower, maintained with the Administrative Agent and designated by the Borrowers in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

                  (e) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request any Revolving Credit Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

                  (f) If the Issuing Bank shall not have received from the Borrowers the payment required to be made by Section 2.23(e) within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 11:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender's Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrowers pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrowers severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph (f) to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrowers, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to
Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

                  SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply), the Borrowers shall hand deliver or fax to the Administrative Agent a duly completed Borrowing Request (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 (noon), New York City time, one Business Day before a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrowers and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing, an Other Term Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing;
(ii) the date of such Borrowing (which shall be a Business Day), (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c));
(iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender's portion of the requested Borrowing.

                  SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrowers hereby unconditionally promise to pay to (i) the Administrative Agent
(x) for the account of each Lender holding Term Loans, the principal amount of each Term Loan of such Lender as provided in Section 2.11, and (y) for the account of each Revolving Credit Lender, the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Credit Maturity Date, and
(ii) the Swingline Lender, the then unpaid principal amount of each Swingline Loan on the Revolving Credit Maturity Date.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers or any Subsidiary Guarantor and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Loans in accordance with their terms.

                  (e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrowers. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

                  SECTION 2.05. Fees. (a) The Borrowers agree to pay to each Lender, through the Administrative Agent, on the last day of March, June, September and December in each year and on each date on which any Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") equal to 3/8 of 1% per annum on the daily unused amount of the Revolving Credit Commitment of such Lender during the preceding quarter (or shorter period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Restatement Date and shall cease to accrue on the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees only, no portion of the Revolving Credit Commitments shall be deemed utilized under
Section 2.17 as a result of outstanding Swingline Loans.

                  (b) The Borrowers agree to pay to the Administrative Agent, for its own account, the administration fees set forth in the Fee Letter at the times and in the amounts specified therein (the "Administrative Agent Fees"). The Borrowers agree to pay to the Collateral Agent, for its own account, the collateral agent's fees set forth in the Collateral Agent Fee Letter at the times and in the amounts specified therein (the "Collateral Agent Fees").

                  (c) The Borrowers agree to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an "L/C Participation Fee") calculated on such Lender's Pro Rata Percentage of the average daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurodollar Loans pursuant to Section 2.06, and (ii) to the Issuing Bank with respect to each Letter of Credit the standard fronting, issuance and drawing fees specified from time to time by the Issuing Bank (the "Issuing Bank Fees"). All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

                  (d) The Borrowers agree to pay to each Incremental Revolving Credit Lender, through the Administrative Agent, the fees (the "Incremental Revolving Credit Commitment Fees") in the amounts and on the dates provided for in such Incremental Revolving Credit Lender's Incremental Revolving Credit Assumption Agreement.

                  (e) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.

                  SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times and calculated from and including the date of such Borrowing to but excluding the date of repayment thereof) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

                  (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

                  (c) Interest on each Loan shall be payable to the Administrative Agent on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.07. Default Interest. If the Borrowers shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, the Borrowers shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (a) in the case of overdue principal, at the rate otherwise applicable to such Loan pursuant to Section
2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to an ABR Revolving Loan plus 2.00%.

                  SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to a majority in interest of the Lenders making or maintaining such Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist (which the Administrative Agent agrees to do as soon as practicable after such circumstances cease to exist), any request by the Borrowers for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.09. Termination and Reduction of Commitments. (a) The Term Loan Commitments (other than any Incremental Term Loan Commitments, which shall terminate in accordance with the applicable Incremental Term Loan Assumption Agreement) shall automatically terminate at 5:00 p.m., New York City time, on the Restatement Date. The Revolving Credit Commitments, the Swingline Commitment and the L/C Commitment shall automatically terminate on the Revolving Credit Maturity Date.

                  (b) Upon at least three Business Days' prior irrevocable written or fax notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments or the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Term Loan Commitments or the Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and
(ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the sum of the Aggregate Revolving Credit Exposure at the time.

                  (c) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrowers shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

                  SECTION 2.10. Conversion and Continuation of Borrowings. The Borrowers shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 12:00 (noon), New York City time, on the day of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing,
(b) not later than 10:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 10:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

                  (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

                  (ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and (b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

                  (iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Type and/or Interest Period for such Borrowing resulting from such conversion; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrowers at the time of conversion;

                  (iv) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrowers shall pay, upon demand, any amounts due to the Lenders pursuant to
         Section 2.16;

                  (v) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

                  (vi) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

                  (vii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings comprised of Term Loans and Other Term Loans, as applicable, with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Loan Borrowings comprised of Term Loans and Other Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date; and

                  (viii) upon notice to the Borrowers from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

                  Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrowers request be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrowers shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrowers shall not have given notice in accordance with this Section 2.10 to continue any Eurodollar Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into an ABR Borrowing.


                  SECTION 2.11. Repayment of Term Borrowings. (a) The Term Borrowings (other than Term Borrowings comprised of Other Term Loans) shall be payable as to principal in 28 consecutive installments payable on the last Business Day of March, June, September and December of each year, commencing on the last Business Day in March 2004 and ending on the Term Loan Maturity Date (each such date being called a "Repayment Date"). Each of the first 27 installments shall be in an amount equal to 0.25% of the initial aggregate principal amount of the Term Borrowings (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.24(d)), with the balance due and payable on the Term Loan Maturity Date. (b) The Borrowers shall pay to the Administrative Agent, for the account of the Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.24(d)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement. To the extent not previously paid, all Incremental Term Loans shall be due and payable on the Incremental Term Loan Maturity Date.

                  (c) Each payment of Term  Borrowings  pursuant to this Section
2.11 shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment.

                  SECTION 2.12. Prepayment. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days' prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) on or prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000.

                  (b) Optional prepayments of Term Loans made by the Borrowers pursuant to paragraph (a) above shall be allocated among the Term Loans and any Other Term Loans (and to the remaining scheduled installments of principal due in respect of any such Term Loans) in a manner determined at the discretion of the Borrowers.

                  (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrowers to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments of Eurodollar Loans under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment. Interest on ABR Loans prepaid under this Section 2.12 shall be paid in accordance with Section 2.06(c).

                  SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments, the Borrowers shall, on the date of such termination, repay or prepay all their outstanding Revolving Credit Borrowings and all outstanding Swingline Loans and replace all outstanding Letters of Credit and/or deposit an amount equal to the L/C Exposure in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties. In the event of any partial reduction of the Revolving Credit Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrowers and the Revolving Credit Lenders of the Aggregate Revolving Credit Exposure after giving effect thereto and (ii) if the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect to such reduction, then the Borrowers shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings or Swingline Loans (or a combination thereof) and/or replace or cash collateralize outstanding Letters of Credit in an amount sufficient to eliminate such excess.

                  (b) Not later than the third Business Day following the completion of any Asset Sale, the Borrowers shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(f).

                  (c) In the event and on each occasion that an Equity Issuance occurs, the Borrowers shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the occurrence of such Equity Issuance, apply the lesser of (i) 50% of the Net Cash Proceeds therefrom and (ii) the amount required to achieve a Senior Leverage Ratio that is at least
0.25 to 1.0 less than the maximum Senior  Leverage Ratio permitted under Section
6.12 applicable at the time of, and after giving effect to, such Equity Issuance, to prepay outstanding Term Loans in accordance with Section 2.13(f).

                  (d) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2004, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 5.04(a), the Borrowers shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount equal to 50% of Excess Cash Flow for the fiscal year then ended only if the Senior Leverage Ratio at the end of such year shall have been greater than 0.25 to 1.0 less than the maximum Senior Leverage Ratio permitted under Section 6.12 at the end of such fiscal year.

                  (e) In the event and on each occasion that any Loan Party or any subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or other disposition of Indebtedness for money borrowed of any Loan Party or any subsidiary of a Loan Party (other than Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrowers shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(f).

                  (f) Mandatory prepayments of outstanding Term Loans under this Agreement shall be allocated pro rata between the then outstanding Term Loans and Other Term Loans, and applied pro rata against the remaining scheduled installments of principal due in respect of Term Loans and Other Term Loans under Sections 2.11(a) and (b), respectively.

                  (g) The Borrowers shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrowers setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section
2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

                  SECTION 2.14. Reserve  Requirements;  Change in Circumstances.
(a) Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or the Issuing Bank (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of making or maintaining any Eurodollar Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), in each case, by an amount deemed by such Lender or the Issuing Bank to be material, then the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, upon demand in accordance with paragraph (c) below such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change In Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material, then from time to time in accordance with paragraph (c) below the Borrowers shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above, together with supporting documentation or computations in each case in reasonable detail, shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be under any obligation to compensate any Lender or the Issuing Bank under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender or the Issuing Bank knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period.

                  SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrowers and to the Administrative Agent:

                  (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn (which such Lender agrees to do as promptly as practicable after circumstances allow); and

                  (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.


                  In the event any Lender shall exercise its rights under clause
(i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

                  (b) For purposes of this Section 2.15, a notice to the Borrowers by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases, such notice shall be effective on the date of receipt by the Borrowers.

                  SECTION 2.16. Indemnity. The Borrowers shall indemnify each Lender against any loss or expense (other than any loss of margin over funding cost or anticipated profit) that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor,
(ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrowers hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or
(b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender in reasonable detail with supporting calculations setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrowers and shall be conclusive absent manifest error.

                  SECTION 2.17. Pro Rata Treatment. Except as provided below in this Section 2.17 with respect to Swingline Loans and as required under Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). For purposes of determining the available Revolving Credit Commitments of the Lenders at any time, each outstanding Swingline Loan shall be deemed to have utilized the Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made Swingline Loans) pro rata in accordance with such respective Revolving Credit Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

                  SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrowers or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the unpaid portion of its Obligations shall be proportionately less than the unpaid portion of the Obligations of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Obligations of such other Lender, so that the aggregate unpaid amount of the Obligations and participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations then outstanding as the amount of its Obligations prior to such exercise of banker's lien, setoff or counterclaim or other event was to the amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrowers expressly consent to the foregoing arrangements and agree that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrowers in the amount of such participation.

                  SECTION 2.19. Payments. (a) The Borrowers shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 1:00 p.m., New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim; provided, however, that the Borrowers shall make each payment of principal of or interest on Swingline Loans not later than 12:00 (noon), New York City time. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the Issuing Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender except as otherwise provided in Section 2.22(e)) shall be made to the Administrative Agent at its offices at One Independence Center, 101 North Tryon Street, Charlotte, North Carolina. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof.

                  (b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, as applicable.

                  (c) Unless the Administrative Agent shall have received notice from any of the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment when due, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  SECTION 2.20. Taxes. (a) Any and all payments by or on account of any obligation of the Borrowers or any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrowers or any Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) the Administrative Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers or such Loan Party shall make such deductions and (iii) the Borrowers or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) The Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrowers shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers or any Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender, or by the Administrative Agent on its behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers or any other Loan Party to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of a jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Administrative Agent), on or prior to the Restatement Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.04 (unless the Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, such accurate, properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrowers as will permit such payments to be made without withholding or at a reduced rate. In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrowers and the Administrative Agent new accurate, properly completed and executed documentation prescribed by applicable law or as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Revolving Loan, or it shall immediately notify the Borrowers and the Administrative Agent of its inability to deliver any such documentation, in which case such Lender shall not be required to deliver any such documentation pursuant to this paragraph (e). Notwithstanding anything to the contrary contained in this Section 2.20 but subject to Section 9.04 and the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is a Foreign Lender to the extent that such Lender has not provided to the Borrowers accurate, properly completed and executed documentation that establishes a complete exemption from such deduction or withholding and (y) the Borrowers shall not be obligated pursuant to this Section 2.20 to make any additional payments to a Lender pursuant to paragraph (b) or (c) above, as the case may be (the "Gross-Up Payments"), if such Lender has not provided to the Borrowers the documentation required to be provided to the Borrowers pursuant to this paragraph (e). Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.20 and except as set forth in
Section 9.04, the Borrowers agree to pay additional amounts and to indemnify each Lender in the manner set forth in paragraphs (b) and (c) above (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (f) If the  Borrowers  pay any  additional  amount  under this
Section 2.20 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax Liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to the Borrowers an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such refund, reduction or credit.

                  SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or the Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14,
(ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15,
(iii) the Borrowers are required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20 or (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrowers that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, the Borrowers may, at their sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender or the Issuing Bank and the Administrative Agent, require such Lender or the Issuing Bank to transfer and assign, without recourse, representation or warranty, except as to warranty as to its ownership of the assigned obligations (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Document (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrowers shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, and (z) the Borrowers or such assignee shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or the Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or the Issuing Bank hereunder (including any amounts under Sections 2.14 and 2.16); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender's or the Issuing Bank's claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or the Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender or the Issuing Bank pursuant to paragraph (b) below), or if such Lender or the Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event, as the case may be, then such Lender or the Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby agrees to execute and deliver, promptly upon its receipt of notice from the Borrowers requiring the transfer and assignment of such Lender's interests hereunder pursuant to this Section 2.21(a), any Assignment and Acceptance necessary to effectuate such assignment; provided that, notwithstanding the foregoing, the Administrative Agent may effectuate such assignment, without any action by such Lender, by recording such assignment in the Register.

                  (b) If (i) any Lender or the Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15 or (iii) the Borrowers are required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20, then such Lender or the Issuing Bank shall use reasonable efforts (which shall not require such Lender or the Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrowers or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such filing or assignment, delegation and transfer.

                  SECTION 2.22. Swingline Loans. (a) Swingline Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees to make loans to the Borrowers at any time and from time to time on and after the Restatement Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of all Swingline Loans exceeding $20,000,000 in the aggregate, (ii) the Revolving Credit Exposure of any Lender, after giving effect to any Swingline Loan, exceeding such Lender's Revolving Credit Commitment or (iii) the Aggregate Revolving Credit Exposure, after giving effect to any Swingline Loan, exceeding the Total Revolving Credit Commitment. Each Swingline Loan shall be in a principal amount that is an integral multiple of $100,000. The Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Swingline Loans.

                  (b) Swingline Loans. In order to request a Swingline Loan, the Borrowers shall notify the Swingline Lender by written or fax notice (or telephone notice promptly confirmed by written or fax notice), with a copy of such notice to the Administrative Agent, not later than 12:00 (noon), New York City time, on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the Borrowers by means of a credit to the general deposit account of a Borrower with the Swingline Lender by 3:00 p.m. on the date such Swingline Loan is so requested. Pursuant to Section 5.01(c) of the Security Agreement, the Swingline Lender may apply the funds on deposit in the Concentration Account (as such term is defined in the Security Agreement) on any Business Day to repay outstanding Swingline Loans.

                  (c) Prepayment. The Borrowers shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written or fax notice) to the Swingline Lender, with a copy of such notice to the Administrative Agent, before 1:00 p.m., New York City time, on the date of prepayment at the Swingline Lender's address for notices specified on Schedule
2.01. All principal payments of Swingline Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment.

                  (d) Interest. Each Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest at the rate provided for ABR Revolving Loans in accordance with Section 2.06(a).

                  (e) Participations. The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 (noon), New York City time, on any Business Day require the Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Credit Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Revolving Credit Lender, specifying in such notice such Lender's Pro Rata Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender's Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph (e) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph (e) by wire transfer of immediately available funds, in the same manner as provided in
Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders) and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrowers of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrowers (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made their payments pursuant to this paragraph (e) and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph
(e) shall not relieve the Borrowers (or other party liable for obligations of the Borrowers) of any default in the payment thereof.

                  SECTION 2.23. Letters of Credit. (a) General. Each of the Borrowers may request the issuance of a Letter of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time while the Revolving Credit Commitments remain in effect. This Section 2.23 shall not be construed to impose an obligation upon the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrowers shall hand deliver or fax to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice (in the form of a completed application and agreement for issuance of letter of credit used by the Issuing Bank from time to time) requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $20,000,000 and (ii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment. Promptly after the issuance, amendment, renewal or extension of a Letter of Credit, the applicable Issuing Bank shall notify the Administrative Agent and the Borrowers, in writing, of such issuance, amendment, renewal or extension and such notice shall be accompanied by a copy of such issuance, amendment, renewal or extension.

                  (c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided that a Letter of Credit may provide for automatic extension of any expiration date for additional periods of up to one year, subject to a right on the part of the Issuing Bank to prevent any such automatic extension from occurring by giving reasonable notice to the beneficiary during a period satisfactory to the Administrative Agent.

                  (d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender's Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, effective upon the Restatement Date). In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Pro Rata Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the Borrowers (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(f). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph (d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrowers shall pay to the Administrative Agent an amount equal to such L/C Disbursement not later than two hours after the Borrowers shall have received notice from the Issuing Bank that payment of such draft will be made, or, if the Borrowers shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

                  (f) Obligations Absolute. The Borrowers' obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

                  (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

                  (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

                  (iii) the existence of any claim, setoff, defense or other right that the Borrowers, any other party guaranteeing, or otherwise obligated with, the Borrowers, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                  (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

                  (vi) any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.23, constitute a legal or equitable discharge of the Borrowers' obligations hereunder.

                  Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrowers hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. The foregoing shall not, however, be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the Issuing Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. It is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.


                  (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the Borrowers of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each Revolving Credit Lender notice thereof.

                  (h) Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrowers shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrowers or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

                  (i) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 30 days' prior written notice to the Administrative Agent, the Lenders and the Borrowers, and may be removed at any time by the Borrowers by notice to the Issuing Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrowers shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrowers and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. No failure of any other Lender to accept appointment as successor Issuing Bank shall affect the resignation of the retiring Issuing Bank. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrowers shall, on the Business Day they receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrowers for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived.

                  (k) Additional Issuing Banks. The Borrowers may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this paragraph
(k) shall be deemed (in addition to being a Lender) to be the Issuing Bank with respect to Letters of Credit issued or to be issued by such Lender, and all references herein and in the other Loan Documents to the term "Issuing Bank" shall, with respect to such Letters of Credit, be deemed to refer to such Lender in its capacity as Issuing Bank.

                  SECTION 2.24. Increase in Term Loan Commitments. (a) The Borrowers may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Term Loan Amount from one or more Incremental Term Lenders, which may include any existing Lender; provided that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). Each such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $10,000,000 or equal to the remaining Incremental Term Loan Amount), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice), and (iii) whether such Incremental Term Loan Commitments are commitments to make Term Loans or commitments to make term loans with economic terms (such as interest rates, maturities and amortization schedules) that are different from the Term Loans ("Other Term Loans").

                  (b) The Borrowers and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided, however, that, without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and Commitments of each adversely affected Class of Term Loans, (i) the final maturity date of any Other Term Loans shall be no earlier than the final maturity date of any other Class of Term Loans; (ii) if the Initial Yield on any Other Term Loans exceeds the Applicable Percentage then in effect for Eurodollar Term Loans of any Class, the final maturity date of such Other Terms Loans shall be no earlier than the date falling six months after the final maturity date of each such adversely affected Class; (iii) the average life to maturity of any Other Term Loans shall be no shorter than the average life to maturity of any other Class of Term Loans; (iv) if the Initial Yield on any Other Term Loans exceeds the Applicable Percentage then in effect for Eurodollar Term Loans of any Class, the average life to maturity of such Other Term Loans shall be six months longer than the average life to maturity of each such adversely affected Class; and (v) if the Initial Yield on any Other Term Loans exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the "Yield Differential") the Applicable Percentage then in effect for Eurodollar Term Loans of any Class, then each Applicable Percentage for each adversely affected Class of Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrowers' consent (not to be unreasonably withheld) and furnished to the other parties hereto.

                  (c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.24 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of
Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrowers, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Incremental Term Lenders) legal opinions, board resolutions and an officer's certificate consistent with those delivered on the Restatement Date under paragraphs (a) and (c) of Section 4.02.

                  (d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Eurodollar Term Borrowing on a pro rata basis, even though as a result thereof such Incremental Term Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing then, subject to Section 2.07, the interest rate applicable to such Incremental Term Loan for the remainder of such Interest Period shall equal the Adjusted LIBO Rate for a period approximately equal to the remainder of such Interest Period (as determined by the Administrative Agent two Business Days before the date such Incremental Term Loan is made) plus the Applicable Percentage. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under Section 2.11(a) required to be made after the making of such Incremental Term Loans shall be ratably increased to reflect the aggregate principal amount of such Incremental Term Loans. In such event, the Administrative Agent shall prepare and distribute to the Borrowers and the Lenders an updated amortization schedule which shall be conclusive absent manifest error.

                  SECTION 2.25. Increase in Revolving Credit Commitments. (a)The Borrowers may, by written notice to the Administrative Agent from time to time after the Restatement Date, request Incremental Revolving Credit Commitments in an amount not to exceed the Incremental Revolving Credit Commitment Amount from one or more Incremental Revolving Credit Lenders, which may include any existing Lender; provided that each Incremental Revolving Credit Lender, if not already a Revolving Credit Lender hereunder, shall be subject to the approval of the Administrative Agent, the Issuing Bank and the Swingline Lender (which approvals shall not be unreasonably withheld). Each such notice shall set forth (i) the amount of the Incremental Revolving Credit Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or equal to the remaining Incremental Revolving Credit Commitment Amount) and
(ii) the date on which such Incremental Revolving Credit Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice).

                  (b) The Borrowers and each Incremental Revolving Credit Lender shall execute and deliver to the Administrative Agent an Incremental Revolving Credit Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Revolving Credit Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Revolving Credit Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Revolving Credit Commitment evidenced thereby.

                  (c) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions as may be reasonably necessary to ensure that, after giving effect to any Incremental Revolving Credit Commitment pursuant to this Section 2.25, the outstanding Revolving Loans (if any) are held by the Revolving Credit Lenders in accordance with their new Pro Rata Percentages. This may be accomplished at the discretion of the Administrative Agent (i) by requiring the outstanding Revolving Loans to be prepaid with the proceeds of a new Revolving Credit Borrowing, (ii) by causing the existing Revolving Credit Lenders to assign portions of their outstanding Revolving Loans to Incremental Revolving Credit Lenders, (iii) by permitting the Revolving Credit Borrowings outstanding at the time of any increase in the Total Revolving Credit Commitment pursuant to this Section 2.25 to remain outstanding until the last days of the respective Interest Periods therefor, even though the Revolving Credit Lenders would hold such Revolving Credit Borrowings other than in accordance with their new Pro Rata Percentages, or (iv) by any combination of the foregoing. Any prepayment or assignment described in this paragraph (c) shall be subject to indemnification by the Borrowers pursuant to Section 2.16, but otherwise without premium or penalty.

                  (d) Notwithstanding the foregoing, no Incremental Revolving Credit Commitment shall become effective under this Section 2.25 unless on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrowers.

                                  ARTICLE III

                         Representations and Warranties

                  The Borrowers represent and warrant to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

                  SECTION 3.01. Organization; Powers. The Borrower and each of the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder.

                  SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party and the consummation by the Loan Parties of the Transactions (including the borrowings hereunder) (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any material provision of law, statute, rule or regulation, or the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture or any other material agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

                  SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrowers and constitutes, and each other Loan Document when executed and delivered by each Loan Party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles.

                  SECTION 3.04. Governmental Approvals; Contracts. (a) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions and the other transactions contemplated hereby, except for such as have been made or obtained and are in full force and effect, and except where the failure to obtain such consent or approval, or to make such registration or filing or other action, could not reasonably be expected to result in a Material Adverse Effect.

                  (b) No notice of suspension, debarment or termination for default has been received by the Borrower or any Subsidiary and no cure notice (other than any immaterial cure notice under any General Services Administration contract) has been received by the Borrower or any Subsidiary in connection with any Government Contract or other contract pursuant to which the Borrower or any Subsidiary is directly or indirectly acting as a subcontractor under or in connection with a Government Contract. All Government Contracts that as of the Restatement Date constitute Material Contracts are listed on Schedule 3.04(b), and documentation necessary for compliance with the Assignment of Claims Act has been executed and delivered by the Borrower or any Subsidiary, as applicable, with respect to each Government Contract for which Assignment of Claims Act perfection is currently being requested by the Collateral Agent (as noted on Schedule 3.04(b)).

                  SECTION 3.05. Financial Statements. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and statements of income, stockholder's equity and cash flows (i) as of and for the fiscal year ended December 31, 2002, audited by and accompanied by the opinion of KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2003, certified by its chief financial officer. Such financial statements were prepared in accordance with GAAP and present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof.

                  (b) The Borrower has heretofore delivered to the Lenders its unaudited pro forma consolidated balance sheet and statements of income, stockholder's equity and cash flows as of September 30, 2003, prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such other financial statements, on the first day of the twelve-month period ending on such date. Such pro forma financial statements have been prepared in good faith by the Borrower, based on the assumptions used to prepare the pro forma financial information contained in the Confidential Information Memorandum (which assumptions at the time made were believed by the Borrower to be reasonable), were based on the best information available to the Borrower as of the date of delivery thereof, accurately reflect all adjustments required to be made to give effect to the Transactions and present fairly in all material respects on a pro forma basis the estimated consolidated financial position of the Borrower and its consolidated Subsidiaries as of such date and for such period, assuming that the Transactions had actually occurred at such date or at the beginning of such period, as the case may be.

                  SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, results of operations, property, condition (financial or otherwise) or prospects of the Borrower and the Subsidiaries, taken as a whole, since December 31, 2002.

                  SECTION 3.07.  Title to Properties;  Possession  Under Leases.
(a) Each of the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

                  (b) Each of the Borrower and the Subsidiaries has complied with all obligations under all material leases to which it is a party, and all such leases are in full force and effect. Each of the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

                  SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Restatement Date a list of all Subsidiaries and the percentage ownership interest of the Borrower therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by the Borrower, directly or indirectly, free and clear of all Liens (other than Liens created pursuant to the Loan Documents).

                  SECTION 3.09. Litigation; Compliance with Laws. Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrowers, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person (a) that involve any Loan Document or the Transactions or (b) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

                  SECTION 3.10. Agreements. None of the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any Material Contract, where such default could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.11. Federal Reserve Regulations. (a) None of the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

                  SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. None of the Borrower or any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.13. Use of Proceeds. The Borrowers will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the preamble to this Agreement.

                  SECTION 3.14. Tax Returns. Each of the Borrower and the Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all material taxes due and payable by it and all material assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

                  SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrowers to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrowers represent only that each of them acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

                  SECTION 3.16. Employee Benefit Plans. (a) Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $3,000,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $3,000,000 the fair market value of the assets of all such underfunded Plans.

                  (b) Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan, except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, none of the Borrower, its Affiliates or any of its directors, officers, employees or agents has engaged in a transaction that subjects the Borrower or any of its Subsidiaries, directly or indirectly, to a material tax or civil penalty. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to the Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities, with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Borrower or any of its Affiliates with respect to any Foreign Pension Plan that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

                  SECTION 3.17.  Environmental  Matters.  Except as set forth in
Schedule 3.17:

                  (a) The properties owned or operated by the Borrower and the Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute or constituted a violation of,
(ii) require Remedial Action under, or (iii) could give rise to liability under, Environmental Laws, which violations, Remedial Actions and liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (b) The Properties and all operations of the Borrower and the Subsidiaries are in compliance, and in the last six years have been in compliance, with all Environmental Laws and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

                  (c) There have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of the Borrower or the Subsidiaries, which Releases or threatened Releases, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (d) None of the Borrower or any of the Subsidiaries has received any notice of an Environmental Claim in connection with the Properties or the operations of the Borrower or the Subsidiaries or with regard to any person whose liabilities for environmental matters the Borrower or the Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, nor do the Borrower or the Subsidiaries have reason to believe that any such notice will be received or is being threatened; and

                  (e) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could give rise to liability under any Environmental Law, nor have the Borrower or the Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all insurance maintained by the Borrowers or by the Borrower for its Subsidiaries as of the Restatement Date. As of the Restatement Date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

                  SECTION 3.19. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, with respect to all Collateral previously delivered to and in the possession of the Collateral Agent, constitutes, or in the case of Collateral to be delivered in the future, will constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other person.

                  (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, together with the financing statements previously filed in the offices specified on Schedule 3.19(b), constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

                  (c) The Security Agreement currently on file with the United States Patent and Trademark Office and the United States Copyright Office constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof).

                  SECTION 3.20. Location of Real Property. Schedule 3.20 lists completely and correctly as of the Restatement Date all real property owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on Schedule 3.20.

                  SECTION 3.21. Labor Matters. As of the Restatement Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

                  SECTION 3.22. Solvency. Immediately after the consummation of the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Restatement Date.

                  SECTION  3.23.  Ranking.  The  Obligations   constitute  "Bank
Indebtedness", "Senior Indebtedness" and "Designated Senior Indebtedness" under and as defined in the Senior Subordinated Note Indenture.

                  SECTION 3.24. Certain Treasury Regulation Matters. Neither the Borrower nor Anteon intends to treat the Loans and related transactions as being a "reportable" transaction (within the meaning of Treasury Regulation 1.6011-4).

                                   ARTICLE IV

                              Conditions of Lending

                  The obligations of the Lenders to make Loans and of the Issuing Bank to issue, amend, extend or renew any Letter of Credit hereunder are subject to the satisfaction of the following conditions:

                  SECTION 4.01. All Credit Events. On the date of each Borrowing (including each Borrowing of a Swingline Loan but excluding the conversion of a Eurodollar Borrowing to an ABR Borrowing or vice versa or the continuation or conversion of the Interest Period of a Eurodollar Borrowing into another permitted Interest Period) and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (each such event being called a "Credit Event"):

                  (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Administrative Agent shall have received a notice requesting such Swingline Loan as required by Section 2.22(b).

                  (b) The representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) At the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

                  (d) If such Credit Event is the making of a Revolving Credit Borrowing or a Swingline Loan then, after giving effect to such Credit Event and the proposed use of the proceeds thereof, the amount of all cash and Permitted Investments of the Borrower and the Subsidiaries shall not exceed $20,000,000.

                  Each Credit Event shall be deemed to constitute a representation and warranty by the Borrowers on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) and, if such Credit Event is the making of a Revolving Credit Borrowing or a Swingline Loan, paragraph (d) of this Section 4.01.

                  SECTION 4.02. Restatement Date. On the Restatement Date:

                  (a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Borrowers, substantially to the effect set forth in Exhibit H-1, and (ii) Curtis L. Schehr, Esq., General Counsel of the Borrowers, substantially to the effect set forth in Exhibit H-2, in each case (A) dated the Restatement Date, (B) addressed to the Issuing Bank, the Administrative Agent, the Collateral Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and the Borrowers hereby request such counsel to deliver such opinions.

                  (b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be reasonably satisfactory to the Lenders, to the Issuing Bank and to the Administrative Agent.

                  (c) The Lenders shall have received, to the extent requested, all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the U.S.A. Patriot Act.

                  (d) The Administrative Agent shall have received (i) a certificate, dated the Restatement Date and signed by the Secretary or Assistant Secretary of the Borrower and Anteon, certifying (A) that except as set forth on any schedule attached thereto, the certificate or articles of incorporation of each Loan Party previously delivered on the First Restatement Date (or such later date on which such person became a Loan Party) have not been amended since the date of the last amendment thereto shown on the certificate of good standing so furnished, (B) that except as set forth on any schedule attached thereto, the by-laws of each Loan Party as in effect and delivered on the First Restatement Date (or such later date on which such person became a Loan Party) have not been amended, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other equivalent body of each Loan Party authorizing the execution, delivery and performance of the Amendment Agreement (including Exhibit A thereto in the form of this Agreement), the Reaffirmation of Guarantee and Security Documents and the other Loan Documents to which such person is a party, as applicable, and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (D) as to the incumbency and specimen signature of each officer executing the Amendment Agreement, the Reaffirmation of Guarantee and Security Documents, or any other Loan Document or any other document delivered in connection therewith on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (i) above; and (ii) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.

                  (e) The Administrative Agent shall have received a certificate, dated the Restatement Date and signed by a Financial Officer of the Borrower and Anteon, confirming compliance with the conditions precedent set forth in paragraphs (b), (c) and (d) of Section 4.01.

                  (f) The Administrative Agent shall have received, or shall receive substantially simultaneously with the initial Borrowing of the Term Loans, all Fees and other amounts due and payable on or prior to the Restatement Date, including the Amendment Fees (as defined in the Amendment Agreement) and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

                  (g) The Amendment Agreement shall have become effective in accordance with its terms.

                  (h) The Reaffirmation of Guarantee and Security Documents shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect.

                  (i) The Security Documents shall be in full force and effect and each document (including each Uniform Commercial Code financing statement and, subject to the proviso set forth in Section 5.11, each Assignment of Claims Act notice) required by law or reasonably requested by the Administrative Agent or the Collateral Agent to be filed, registered or recorded in order to create or continue in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority (except to the extent otherwise provided therein) security interest in and lien on the Collateral (subject to any Lien expressly permitted by Section 6.02) described in the Security Documents shall have been prepared and delivered to the Collateral Agent.

                  (j) The Collateral Agent shall have received a certificate, dated the Restatement Date and signed by a Responsible Officer of the Borrower, certifying that, except as set forth on any schedule attached thereto the information set forth on the First Restatement Date Perfection Certificate, is complete, correct and accurate as of the Restatement Date.

                  (k) The Agents shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02 and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement and to name the Collateral Agent as additional insured, in form and substance satisfactory to the Agents.

                  (l) The Existing Term Loans,  together  with accrued  interest
thereon,   shall  have  been  repaid  in  full,  or  shall  be  repaid  in  full substantially simultaneously with the initial Borrowing of the Term Loans.

                  (m) The Borrower shall have accepted for payment, or shall accept for payment substantially simultaneously with the initial Borrowing of the Term Loans, each of the issued and outstanding Senior Subordinated Notes validly tendered (and not withdrawn) pursuant to the Debt Tender Offer (and, if fewer than all the issued and outstanding Senior Subordinated Notes shall have been so purchased, the Senior Subordinated Note Indenture shall have been amended pursuant to the consent solicitation in connection with the Debt Tender Offer).

                  (n) All letters of credit issued under the Existing Credit Agreement prior to the Restatement Date which have not expired as of such date shall have been canceled or shall have been backstopped as provided in the Amendment Agreement.

                  (o) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions and the other transactions contemplated hereby to the extent required, in each case to the extent failure to obtain such consent or approval will or is reasonably likely to have a Material Adverse Effect, and there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions or the other transactions contemplated hereby.

                  (p) The Lenders shall have received a certificate substantially in the form of Exhibit K from the chief financial officer of the Borrower to the effect that, after giving effect to the Credit Events to occur on the date hereof and the Transactions, the Borrower and the Subsidiaries, taken as a whole, will not (i) be insolvent, (ii) be rendered insolvent by the Indebtedness incurred in connection therewith, (iii) be left with unreasonably small capital with which to engage in their business or (iv) have incurred debts beyond their ability to pay such debts as they mature.

                                   ARTICLE V

                              Affirmative Covenants

                  The Borrowers covenant and agree with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrowers will, and will cause each of the Subsidiaries to:

                  SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under
Section 6.05.

                  (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                  SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

                  (b) Cause all such policies covering any Collateral to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or the Loan Parties under such policies directly to the Collateral Agent; cause all such policies to provide that neither the Borrowers, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such policies to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the
Administrative Agent and the Collateral Agent of payment of the premium therefor.

                  (c) Notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

                  SECTION 5.03. Obligations and Taxes. Pay its material Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that (a) such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and (b) failure to pay any Indebtedness shall not be a breach of this covenant unless such failure would give rise to an Event of Default under paragraph (f) of Article VII.

                  SECTION 5.04. Financial Statements, Reports, etc. In the case of the Borrower, furnish to the Administrative Agent, the Collateral Agent and each Lender:

                  (a) no later than the earlier of (i) 10 days after the date that the Borrower is required to file a report on Form 10-K with the Securities and Exchange Commission in compliance with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) 90 days after the end of each fiscal year of the Borrower, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by KPMG LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP;

                  (b) no later than the earlier of (i) 10 days after the date that the Borrower is required to file a report on Form 10-Q with the Securities and Exchange Commission in compliance with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of the
Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments;

                  (c) at the time of delivery of the financial statements referred to in paragraph (a) or (b) above, the unaudited consolidating balance sheet and related statements of income and cash flows, showing the financial position of the Borrower and each of its Subsidiaries as of the close of, and the results of operations of the Borrower and each of its Subsidiaries during, the relevant period referred to in paragraph (a) or (b) above, as the case may be, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and each of its Subsidiaries in accordance with GAAP (except for consolidation), subject in the case of monthly and quarterly reports, to normal year-end audit adjustments;

                  (d) within 45 days after the end of each calendar year, consolidated and consolidating projections of revenues, expenditures and results of operations and cash positions of the Borrower and each Subsidiary as of the end of each calendar quarter in the forthcoming year, together with a statement of assumptions and estimates upon which such projections are based, all in detail reasonably satisfactory to the Administrative Agent;

                  (e) within 90 days after the end of each calendar year, projections of backlog and rolloff of the Borrower and each Subsidiary as of the end of each calendar quarter in the forthcoming year, together with a statement of assumptions and estimates upon which such projections are based, all in detail reasonably satisfactory to the Administrative Agent;

                  (f) concurrently with any delivery of financial statements under paragraph (a) or (b) of this Section, a certificate in the form of Exhibit I (a "Compliance Certificate") of (i) the accounting firm (in the case of paragraph (a)) or Financial Officer (in the case of paragraph (b)) opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (A) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (B) setting forth computations in detail reasonably satisfactory to the Agents demonstrating compliance with the covenants contained in Sections 6.08 (in the case of paragraph (a)), 6.09, 6.10, 6.11, 6.12 and 6.13 and (ii) the Financial Officer (in the case of paragraph (a) or (b)) setting forth compliance with the covenants contained in Sections 6.01(c), 6.01(f), 6.01(g), 6.01(h), 6.01(i), 6.01(j), 6.01(k), 6.01(l), 6.04(d), 6.04(h), 6.04(k),
6.04(p), 6.05(b), 6.06, 6.07(d) and 6.14(b), and, in the case of a certificate delivered with the financial statements required by paragraph (a) above, setting forth the Borrower's calculation of Excess Cash Flow;

                  (g) promptly upon their becoming available, and in any event within 30 days following the end of each calendar quarter, (i) a quarterly report, in form and detail reasonably satisfactory to the Agents, setting forth the current billed accounts receivable agings reports of the Borrower and each Subsidiary Guarantor as of the end of the preceding calendar quarter, and (ii) a contract status backlog report of the Borrower and each Subsidiary Guarantor prepared as of the last day of the calendar quarter most recently ended;

                  (h) within 6 weeks following the end of each calendar quarter, a quarterly report, in form and detail reasonably satisfactory to the Agents, setting forth unbilled active accounts relating to Material Contracts of the Borrowers as of the end of such calendar quarter;

                  (i) promptly after the same become publicly available, copies of all periodic and other reports, final proxy statements and, upon notice of filing to the Administrative Agent and upon the request of the Administrative Agent, other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be, and all press releases;

                  (j) promptly after the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" in final form (or if such final letter has not been delivered to the Borrower or any of its Subsidiaries by the date that is 8 months after the Borrower's fiscal year end, the then current draft of any "management letter") received by any such person from its certified public accountants and the management's responses thereto;

                  (k) each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to paragraph (a) above, the Borrower shall deliver to the Agents a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to
Section 2 of the First Restatement Date Perfection Certificate or confirming that there has been no change in such information since the date of the First Restatement Date Perfection Certificate or the date of the most recent certificate delivered pursuant to this paragraph (k) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);

                  (l) within 45 days after the end of the first and third fiscal quarters of the Borrower, a certificate of a Financial Officer of the Borrower listing all new Government Contracts since the date hereof which constitute Material Contracts;

                  (m) promptly, following a request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the U.S.A. Patriot Act; and

                  (n) promptly, from time to time, subject to any restrictions requiring confidentiality or secrecy, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Issuing Bank and each Lender prompt written notice of the following:

                  (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                  (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

                  SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $1,000,000, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

                  SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Subsidiaries to, subject to any restrictions requiring confidentiality or secrecy, permit any representatives designated by the Agents or any Lender to visit and inspect the financial records and the properties of the Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Agents or any Lender to discuss the affairs, finances and condition of the Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

                  SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in the preamble to this Agreement; provided, however, that any de minimus amount of the proceeds of any Incremental Term Loans remaining after the use of such proceeds as set forth in the preamble to this Agreement may be used for general corporate purposes.

                  SECTION 5.09. Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its Properties to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all material Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws; provided, however, that none of the Borrower or any of the Subsidiaries shall be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                  SECTION 5.10. Preparation of Environmental Reports. If a Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such Default prepared by an environmental consulting firm acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Remedial Action in connection with such Properties.

                  SECTION 5.11. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust and preparing all documentation relating to filings under the Assignment of Claims Act) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents; provided, however, that notwithstanding anything else to the contrary in the Loan Documents, none of the Loan Parties shall be required to make filings under the Assignment of Claims Act for the assignment of Governmental Contracts to the Collateral Agent unless (a) such Governmental Contract is a Material Contract and (b) the Collateral Agent shall have requested, in its reasonable discretion, that a filing under the Assignment of Claims Act be made with respect to such Governmental Contract. The Borrowers acknowledge that the Lenders shall be irrevocably harmed if the Borrowers fail or refuse to execute and deliver to the Lenders any Government Contract assignment under the Assignment of Claims Act as and when required pursuant to this Section 5.11, and that the Lenders have no adequate remedy as law. In such event, the Borrowers agree that the Lenders shall be entitled, in addition to all other rights and remedies available to the Lenders, to injunctive or other equitable relief to compel the Borrower's or Anteon's full compliance with the requirements of this Section 5.11. The
Borrower will cause any subsequently acquired or organized Domestic Subsidiary (other than any Inactive Subsidiary) or any Domestic Subsidiary that ceases to be an Inactive Subsidiary to execute the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Pledge Agreement, the Security Agreement and each other applicable Security Document in favor of the Collateral Agent. In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as either Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and its Subsidiaries (including real and other properties acquired subsequent to the Closing Date)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section 5.11. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. In furtherance of the foregoing, the Borrower will give prompt notice to the Agents of the acquisition by the Borrower or any Domestic Subsidiary of any real property (or any interest in real property) having a value in excess of $750,000.

                  SECTION 5.12. Certain Treasury Regulation Matters. In the event that the Borrower or Anteon determines to take any action inconsistent with its intention as set forth in Section 3.24, it will promptly notify the Administrative Agent thereof.

                                   ARTICLE VI

                               Negative Covenants

                  The Borrowers covenant and agree with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrowers will not, nor will they cause or permit any of the Subsidiaries to:

                  SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness for borrowed money existing on the Restatement Date and set forth in Schedule 6.01, and any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased, the weighted average life to maturity of such Indebtedness is not decreased, such Indebtedness, if subordinated to the Obligations, remains so subordinated on terms not less favorable to the Lenders and the original obligors in respect of such Indebtedness remain the only obligors thereon;

                  (b) Indebtedness created hereunder and under the other Loan Documents;

                  (c) Indebtedness evidenced by Capital Lease Obligations, or secured pursuant to Section 6.02(h), in each case so long as (i) the related
Capital Expenditure is permitted by Section 6.08 and (ii) the aggregate principal amount of all Indebtedness permitted to be outstanding under this paragraph (c) shall not exceed $2,000,000;

                  (d) Indebtedness in favor of a Lender (or an Affiliate thereof) under one or more Hedging Agreements approved by the Administrative Agent (such approval not to be unreasonably withheld);

                  (e)   intercompany   Indebtedness  of  the  Borrower  and  its
Subsidiaries to the extent permitted by Sections 6.04(f) and (h);

                  (f) Indebtedness with respect to any surety bonds required in the ordinary course of business of the Borrower and the Subsidiaries, provided that such Indebtedness shall not at any time exceed $750,000 in the aggregate;

                  (g) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $7,500,000 at any time outstanding;

                  (h) senior subordinated notes or senior unsecured notes of the Borrower, which may be guaranteed by any Loan Party (the "New Notes"), issued from time to time (i) to finance the purchase price of a Permitted Acquisition (including the refinancing of outstanding Indebtedness of the Acquired Entity),
(ii) to prepay Term Loans and (iii) to pay related fees and expenses; provided, however, that any de minimus amount of the proceeds of any New Notes issuance remaining after the use of such proceeds as set forth in clauses (i), (ii) and
(iii) above may be used for general corporate purposes;  provided, further, that
(x) the New Notes constituting senior subordinated notes shall be subordinated to the Obligations on terms and conditions no less favorable to the Lenders than those contained in the Senior Subordinated Note Indenture, (y) no New Note may mature or require any scheduled payment of principal prior to the first anniversary of the later of the Term Loan Maturity Date and the Revolving Credit Maturity Date, and (z) the aggregate principal amount of all New Notes may not exceed the New Notes Amount;

                  (i) other unsecured Indebtedness of the Borrower and the Subsidiaries in an aggregate principal amount not to exceed $2,500,000 at any time outstanding;

                  (j) Indebtedness to a Lender in connection with purchase cards issued by such Lender in an aggregate amount for all Lenders not to exceed $5,000,000 at any time outstanding;

                  (k) Indebtedness of any Subsidiary that exists at the time such person becomes a Subsidiary and that was not incurred in contemplation of or in connection with the acquisition by the Borrower or a Subsidiary of such person in an aggregate principal amount not to exceed $4,000,000 at any time outstanding; and

                  (l) unsecured Guarantees by the Borrower of loans made by third parties to members of senior management of the Borrower and the Subsidiaries in an aggregate principal amount not to exceed $3,000,000 at any time outstanding.

                  SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens on property or assets of the Borrower and its Subsidiaries existing on the Restatement Date and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof;

                  (b) any Lien created under the Loan Documents;

                  (c) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

                  (e) Liens (other than any Lien imposed by ERISA), pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

                  (f)  deposits  to  secure  the  performance  of  bids,   trade
contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (h) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary;

                  (i) Liens on assets of Foreign Subsidiaries; provided that (i) such Liens do not extend to, or encumber, assets of the Borrower or any of its Domestic Subsidiaries and (ii) such Liens secure only Indebtedness incurred by such Foreign Subsidiaries pursuant to Section 6.01(g);

                  (j) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with any Lender or any bank with which the Borrower may maintain accounts in accordance with Section 6.19 and which are not given in connection with the issuance of Indebtedness or (ii) pertaining to pooled deposit and/or sweep accounts of the Borrower or any Subsidiary with any Lender to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Subsidiaries;

                  (k) judgment liens securing judgments that have not resulted in an Event of Default under paragraph (i) of Article VII;

                  (l) any Lien existing on any property or asset of any person that exists at the time such person becomes a Subsidiary and that secured Indebtedness permitted by Section 6.01(k); provided that (i) such Lien was not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any property or assets of the Borrower or any other Subsidiary; and

                  (m) any Lien on Third Party Government Receivables purporting to be sold pursuant to a Third Party Financing in favor of the provider thereof.

                  SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (a) the sale of such property is permitted by Section 6.05 and (b) any Capital Lease Obligations arising therefrom are permitted by Section 6.01(c).

                  SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

                  (a) investments by the Borrower existing on the date hereof in the Equity Interests of the Subsidiaries and additional investments in the Equity Interests of domestic Subsidiary Guarantors;

                  (b) Permitted Investments;

                  (c) Accounts owing to the Borrower or any of its Subsidiaries arising from sales of inventory under usual and customary terms in the ordinary course of business;

                  (d) advances to officers and employees of the Borrower or any of its Subsidiaries to meet expenses incurred by such officers and employees in the ordinary course of business, in an aggregate amount not to exceed $500,000 at any time outstanding;

                  (e) securities of any customer of the Borrower or any Subsidiary received in lieu of cash payment, if the Borrower reasonably deems such customer to be in a reorganization or unable to make a timely cash payment on Indebtedness of such customer owing to it, provided that the Borrower or such Subsidiary, as the case may be, has paid no new consideration (other than forgiveness of Indebtedness) therefor;

                  (f) any Subsidiary may make intercompany loans to the Borrower or any Subsidiary Guarantor and the Borrower may make intercompany loans and advances to any Subsidiary Guarantor; provided that any promissory notes evidencing such intercompany loans shall be pledged (and delivered) by the Borrower or the respective Domestic Subsidiary Guarantor that is the lender of such intercompany loan as Collateral pursuant to the Pledge Agreement; provided further that (i) neither the Borrower nor any Domestic Subsidiaries may make loans to any Foreign Subsidiaries of the Borrower pursuant to this paragraph (f) and (ii) any loans made by any Foreign Subsidiaries to the Borrower or any of its Domestic Subsidiaries pursuant to this paragraph (f) shall be subordinated to the obligations of the Loan Parties pursuant to subordination provisions in substantially the form of Exhibit J;

                  (g) the Borrower may establish Subsidiaries to the extent permitted by Section 6.15;

                  (h) the Borrower and its Domestic wholly owned Subsidiaries may make loans and advances to, or other investments in, Foreign Subsidiaries of the Borrower so long as the aggregate amount of any loans, advances or other investments at any time outstanding (determined without regard to any write-downs or write-offs thereof) pursuant to this paragraph (h) shall not exceed $6,000,000;

                  (i) the Borrower may acquire all or substantially all the assets of a person or line of business of such person, or not less than 80% of the Equity Interests of a person (referred to herein as the "Acquired Entity"); provided that (i) the Acquired Entity shall be a going concern and shall be in a similar line of business as that of the Borrower and its Subsidiaries as conducted during the current and most recent calendar year; (ii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing or shall exist; (B) the Borrower would be in compliance with the covenants set forth in Sections 6.09, 6.10, 6.11 and 6.12 as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements and certificates required by Section 5.04(a) or (b) have been delivered or for which comparable financial statements have been filed with the Securities and Exchange Commission, after giving pro forma effect to such transaction and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other transaction described in this paragraph (i) occurring after such period) as if such transaction had occurred as of the first day of such period; (C) based on projections of the Borrower after giving pro forma effect to such transaction and such other events or transactions, the Borrower would be in compliance with the covenants set forth in Sections 6.09, 6.10, 6.11 and 6.12 for each of the four succeeding calendar quarters; (D) after giving effect to such acquisition, there must be at least $10,000,000 of unused and available Revolving Credit Commitments; and (E) the Senior Leverage Ratio, after giving pro forma effect to such transaction and any Indebtedness permitted by Section 6.01 incurred in connection with such transaction, shall be at least 0.25 to 1.0 less than the maximum Senior Leverage Ratio permitted under Section 6.12 applicable at such time; (iii) the Acquired Entity shall have had a positive EBITDA for the twelve-month period immediately preceding the transaction; (iv) the Borrower shall assume no Indebtedness in connection with such acquisition, except as permitted by Section 6.01; (v) the Acquired Entity shall not be subject to any material pending litigation or material contingent liabilities (any acquisition of an Acquired Entity meeting all the criteria of this paragraph (i) being referred to herein as a "Permitted Acquisition") and (vi) if the Acquired Entity would not constitute a wholly owned Subsidiary, each holder of an Equity Interest therein (other than the Borrower or any wholly owned Subsidiary) shall have executed and delivered to the Collateral Agent an acknowledgment, waiver and consent substantially in the form of Exhibit L. All pro forma calculations required to be made pursuant to this paragraph (i) shall (i) include only those adjustments that (A) except with respect to the projections referred to in clause (C) of the preceding sentence, would be permitted or required by Regulation S-X, and (B) are based on reasonably detailed written assumptions reasonably acceptable to the Administrative Agent and (ii) be certified to by a Financial Officer as having been prepared in good faith based upon reasonable assumptions;

                  (j) the Borrower may enter into Hedging Agreements to the extent permitted in Section 6.01(d);

                  (k) the Borrower or any Subsidiary Guarantor may acquire Margin Stock of entities in a similar line of business as that of the Borrower and its Subsidiaries as conducted during the current and most recent calendar year; provided, however, that (i) the Borrower or any Subsidiary Guarantor must notify the Agents promptly after any such acquisition, (ii) after giving effect to such acquisition, there must be at least $10,000,000 of unused and available Revolving Credit Commitments and (iii) the Borrower and the Subsidiaries shall not hold Margin Stock with a cost basis in excess of $25,000,000 in the aggregate at any time (any Margin Stock acquired and held by the Borrower or any Subsidiary Guarantor in accordance with this paragraph (k) being referred to herein as "Approved Margin Stock");

                  (l) the Borrower and the Subsidiaries may consummate the Transactions;

                  (m) investments existing on the Restatement Date and set forth on Schedule 6.04;

                  (n) investments consisting of non-cash proceeds of Asset Sales for which the consideration consists of at least 75% cash as required under
Section 6.05;

                  (o) the Borrower may make loans or advances permitted by clause (ii) of the first proviso of Section 6.06(a); and

                  (p) other investments, loans and advances (other than investments in and loans and advances to Foreign Subsidiaries) in an aggregate amount (valued at cost or outstanding principal amount, as the case may be) not greater than $15,000,000 at any time outstanding.

                  SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of the assets of the Borrower (whether now owned or hereafter acquired) or less than all the Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business, (ii) the Borrower or any wholly owned Subsidiary may make Permitted Acquisitions, and (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (x) any wholly owned Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and (y) any wholly owned Subsidiary may merge into or consolidate with any other wholly owned Subsidiary (or, in order to consummate a Permitted Acquisition, any other person) in a transaction in which the surviving entity is a wholly owned Subsidiary and (except in the case of Permitted Acquisitions) no person other than the Borrower or a wholly owned Subsidiary receives any consideration, provided that if any such merger described in this clause (y) shall involve a Domestic Subsidiary, the surviving entity of such merger shall be a Domestic Subsidiary.

                  (b) Engage in any Asset Sale otherwise permitted under paragraph (a) above unless (i) such Asset Sale is for consideration at least 75% of which is cash (provided that such 75% requirement shall not apply to any Asset Sale constituting the sale of a business unit if the cash portion of the consideration received therefor is no less than an amount equal to the product of (A) six and (B) the amount of EBITDA for the preceding fiscal year directly attributable to the assets included in such Asset Sale), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (iii) the fair market value of all assets sold, transferred, leased or disposed of after the Restatement Date pursuant to this paragraph (b) shall not exceed (i) $10,000,000 in any fiscal year or (ii) $15,000,000 in the aggregate.

                  (c) Wind up, liquidate or dissolve its affairs, except that any Inactive Subsidiary may be wound up, liquidated or dissolved.

                  SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of its Equity Interests or set aside any amount for any such purpose; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions ratably to the holders of its Equity Interests, (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may repurchase its Equity Interests owned by employees of the Borrower or make payments to employees of the Borrower or any of its Subsidiaries, in each case upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to incentive plans or in connection with the death or Disability of such employees in an aggregate amount not to exceed $10,000,000 in any fiscal year and (iii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may use the Borrower's Portion of Excess Cash Flow to repurchase Borrower Common Stock, provided that the amount so expended pursuant to this clause (iii) shall not exceed (x) $10,000,000 in any fiscal year or (y) $25,000,000 in the aggregate (in each case, as the same may be reduced by Section 6.14(b)).

                  (b) Permit its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its Equity Interests or (ii) make or repay any loans or advances to the Borrower or the parent of such Subsidiary except (v) for such encumbrances or restrictions existing under or by reason of (A) applicable law, (B) this Agreement and the other Loan Documents, (C) the documents governing any New Notes (so long as such documents and restrictions are no more restrictive than those contained in the Senior Subordinated Note Documents) or (D) with respect to Foreign Subsidiaries only, Indebtedness of such Foreign Subsidiaries permitted to be incurred hereunder, (w) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (x) customary provisions restricting assignment of any agreement entered into by the Borrower or a Subsidiary in the ordinary course of business, (y) any holder of a Lien permitted by Section 6.02 may restrict the transfer of the asset or assets subject thereto and (z) subordination provisions in favor of the Lenders and required by Section 6.04(f).

                  SECTION 6.07. Transactions with Affiliates. Except for transactions by or among Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that:

                  (a) the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties;

                  (b) dividends may be paid to the extent provided in Section 6.06;

                  (c) loans may be made and other transactions may be entered into between and among the Borrower, the Subsidiaries and their respective Affiliates to the extent permitted by Sections 6.01 and 6.04; and

                  (d) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, customary fees may be paid to non-officer directors of the Borrower in an aggregate amount not to exceed $250,000 in any fiscal year.

                  SECTION   6.08.   Capital   Expenditures.   Make  any  Capital
Expenditures, except that during each fiscal year (in each case, taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed 1.25% of the consolidated net sales of the Borrower and its consolidated Subsidiaries for the preceding fiscal year, as shown on the consolidated financial statements for such year delivered pursuant to Section 5.04(a) after giving pro forma effect to the Permitted Acquisitions consummated in such preceding fiscal year as if such Permitted Acquisitions had occurred as of the first day of such fiscal year.

                  SECTION 6.09. Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be less than 3.00 to 1.0.

                  SECTION 6.10. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be less than 1.05 to 1.0.

                  SECTION 6.11. Maximum Leverage Ratio. Permit the Leverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be greater than 4.00 to 1.0.

                  SECTION  6.12.  Senior  Leverage  Ratio.   Permit  the  Senior
Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                  Date or Period                                         Ratio
                  --------------                                        -------
                  Restatement Date through June 30, 2005...............3.00:1.0
                  July 1, 2005 and thereafter..........................2.75:1.0

                  SECTION 6.13. Asset Coverage Ratio. Permit, as of the date of each Credit Event and as of the last day of each fiscal quarter of the Borrower, the ratio of (a) the Net Value of Eligible Accounts Receivables on such date to
(b) the Revolving Credit Exposure on such date to be less than 1.10 to 1.0.

                  SECTION 6.14. Limitation on Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-laws and Certain Other Agreements, etc. (a) Amend or modify, or permit the amendment or modification of, any provision of existing Indebtedness or of any agreement (including any purchase agreement, indenture, loan agreement or security agreement) relating thereto other than any amendments or modifications to Indebtedness which do not in any way materially adversely affect the interests of the Lenders, (b) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any subordinated Indebtedness (other than pursuant to the Debt Tender Offer); provided that the Borrower may (i) optionally prepay, repurchase, redeem, defease or otherwise retire the Senior Subordinated Notes so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) use the Net Cash Proceeds of any Equity Issuance occurring after the Restatement Date that were not required to be applied to the prepayment of Term Loans as described in Section 2.13(c) to optionally prepay, repurchase, redeem, defease or otherwise retire any other subordinated Indebtedness, so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (y) the amount so expended shall not exceed $30,000,000 in the aggregate and (z) any amounts so expended in excess of $20,000,000 shall be deemed to reduce the ability of the Borrower to repurchase Borrower Common Stock pursuant to Section 6.06(a)(iii) by the amount of such excess for the fiscal year in which made and in the aggregate, (c) amend, modify or change its Certificate of Incorporation (including by the filing or modification of any certificate of designation) or By-laws, or any agreement entered into by it, with respect to its Equity Interests (including any shareholders' agreement), or enter into any new agreement with respect to its Equity Interests, other than any amendments, modifications or changes pursuant to this clause (c) or any such new agreements pursuant to this clause
(c) which do not in any way materially adversely affect the interests of the Lenders (provided that nothing in this clause (c) shall prevent the Borrower or any of its Subsidiaries from amending its Certificate of Incorporation or By-laws to provide indemnification to any officer or director of the Borrower or any such Subsidiary to the maximum extent permitted by the law of its jurisdiction of incorporation) or (d) amend, modify or change, or permit the amendment, modification or change of, the charter, by-laws or other organizational documents of each of Anteon VDS Foreign Enterprises LLC and Anteon VDS Foreign Investments LLC, each a Delaware limited liability company and wholly owned subsidiary of the Borrower, to permit such companies to engage in any activity other than owning all the outstanding shares of capital stock of Yuhan Hoeysa Anteon VDS-Korea.

                  SECTION 6.15. Limitation on Creation of Subsidiaries. Establish or create any additional Subsidiaries; provided that the Borrower may establish or create one or more Subsidiaries of the Borrower so long as (a) at least 80% of the Equity Interests of such Subsidiary is owned by the Borrower or a wholly owned Subsidiary, (b) 100% of the Equity Interests so owned by the Borrower or such Subsidiary of any new Subsidiary (except that not more than 65% of the voting Equity Interests of any Foreign Subsidiary owned by a Loan Party shall be required to be so pledged) is upon the creation or establishment of any such new Subsidiary pledged and delivered to the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreement and (c) upon the creation or establishment of any such new Domestic Subsidiary such Domestic Subsidiary becomes a party to the applicable Security Documents in accordance with Section 5.11 and the other Loan Documents (and if such new Domestic
Subsidiary is not a wholly owned Subsidiary of Borrower, each owner of any minority Equity Interest in such new Domestic Subsidiary shall have consented to such new Domestic Subsidiary becoming party to the applicable Security Documents and other Loan Documents and executed an acknowledgment, waiver and consent substantially in the form of Exhibit L).

                  SECTION 6.16. Business. Engage (directly or indirectly) in any business other than the business in which the Borrower and its Subsidiaries are engaged on the Restatement Date and other businesses reasonably related thereto.

                  SECTION 6.17. Designated Senior Indebtedness. Designate any indebtedness as "Designated Senior Indebtedness" for purposes of the Senior Subordinated Note Indenture unless the Required Lenders specifically consent thereto in writing.

                  SECTION 6.18. Fiscal Year. With respect to the Borrower, change its fiscal year end to a date other than December 31.

                  SECTION 6.19. Maintenance of Accounts. With respect to the Borrower and the Domestic Subsidiaries, maintain any bank account, other than payroll and petty cash accounts, with any financial institution that is not a Lender.

                                  ARTICLE VII

                                Events of Default

                  In case of the happening of any of the following events ("Events of Default"):

                  (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

                  (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) insofar as it relates to the existence of the Borrowers, 5.05 or 5.08 or in Article VI;

                  (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (b), (c) or (d) above) and such default shall continue unremedied for a period of 20 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

                  (f) the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any one or more items of Indebtedness in a principal amount in excess of $3,000,000 in the aggregate, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(i) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property or assets of the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
(ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or a Subsidiary or
(iii) the winding-up or liquidation of the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
(ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

                  (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;

                  (k) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement and except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy;

                  (l) any of the Obligations shall cease to constitute "Senior Indebtedness" under and as defined in the Senior Subordinated Note Indenture;

                  (m) there shall have occurred a Change in Control; or

                  (n) (i) a notice of debarment, notice of suspension, show cause notice or notice of termination for default shall have been issued under any Government Contract; (ii) the Borrower is barred or suspended from contracting with any part of the Government; (iii) a Government investigation shall have resulted in a criminal or civil liability in excess of $5,000,000;
(iv) the actual termination of any Material Contract due to alleged fraud, wilful misconduct, neglect, default or any other wrongdoing; or (v) a cure notice (other than any immaterial cure notice under any General Services Administration contract) issued under any Government Contract shall remain uncured (subject to expiration of extensions that may have been received) beyond
(A) the expiration of the time period available to the Borrower pursuant to such Government Contract and/or such cure notice to cure the noticed default or (B) the date on which the other contracting party is entitled to exercise its rights and remedies under the Government Contract as a consequence of such default:then, and in every such event (other than an event with respect to a Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to a Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VIII

                The Administrative Agent and the Collateral Agent

                  (a) In order to expedite the transactions contemplated by this Agreement, Bank of America is hereby appointed to act as Administrative Agent and Citizens Bank is hereby appointed to act as Collateral Agent, each on behalf of the Lenders and the Issuing Bank. Each of the Lenders, each assignee of any such Lender and the Issuing Bank hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender or assignee or the Issuing Bank and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Notwithstanding anything to the contrary herein or in any other Loan Document, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agents have or be deemed to have any fiduciary relationship with any Lender or Participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent is hereby expressly authorized by the Lenders and the Issuing Bank, without hereby limiting any implied authority, (i) to receive on behalf of the Lenders and the Issuing Bank all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender or the Issuing Bank its proper share of each payment so received;
(ii) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (iii) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower or any other Loan Party pursuant to this Agreement or the other Loan Documents as received by the Administrative Agent. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of Lenders, unless the Administrative Agent shall have received written notice from a Lender or any of the Borrowers referring to this Agreement, describing such Default and stating that such notice is a "notice of default". Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

                  (b) Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents, instruments or agreements. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower or any other Loan Party on account of the failure of or delay in performance or breach by any Lender or the Issuing Bank of any of its obligations hereunder or to any Lender or the Issuing Bank on account of the failure of or delay in performance or breach by any other Lender or the Issuing Bank or the Borrower or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel. The Agents shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons.

                  (c) The Lenders hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                  (d) Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right (with the consent of the Borrowers, not to be unreasonably withheld) to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent (with the consent of the Borrowers, not to be unreasonably withheld) which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article VIII and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  (e) With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent. Lenders acknowledge that, pursuant to such activities, an Agent or its Affiliates may receive information regarding any of the Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them.

                  (f) Each Lender agrees (i) to reimburse the Agents, on demand, in the amount of its pro rata share (based on the aggregate amount of its outstanding Term Loans and Revolving Credit Commitments hereunder) of any expenses incurred for the benefit of the Lenders by the Agents, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower or any other Loan Party, provided that no Lender shall be liable to an Agent or any such other indemnified person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents. Each Revolving Credit Lender agrees to reimburse the Issuing Bank and its directors, employees and agents, in each case, to the same extent and subject to the same limitations as provided above for the Agents.

                  (g) Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                  (h) For purposes of determining compliance with the conditions specified in Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Restatement Date specifying its objection thereto.

                                   ARTICLE IX

                                  Miscellaneous

                  SECTION  9.01.  Notices.   Notices  and  other  communications
provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

                  (a) if to the Borrower or Anteon, to it at 3211 Jermantown Road, Suite 700, Fairfax, Virginia 22030-2801, Attention of Curtis L. Schehr, Esq. (fax no. (703) 246-0577), with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention of Eric Goodison, Esq. (fax no. (212) 757-3990);

                  (b) if to the Administrative Agent, to Bank of America, N.A., Credit Services Group, One Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255, Attention of Remberto Marquez (fax no. (704) 409-0355);

                  (c)  if  to  the  Collateral   Agent,   to  Citizens  Bank  of
Pennsylvania, 8521 Leesburg Pike, Suite 405, Vienna, Virginia 22182, Attention of Leslie Grizzard (fax no. (703) 610-6070);

                  (d) if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto; and

                  (e) if to any Issuing Bank, to it at the address most recently specified by it in a notice delivered to the Administrative Agent and the Borrower.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. Notwithstanding the foregoing, notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by the Administrative Agent. Any party may change its address for notices by giving notice of such change to each party in accordance with this Section 9.01.

                  SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank.

                  SECTION 9.03. Binding Effect. This Agreement shall become effective as provided in the Amendment Agreement, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agents, the Issuing Bank, the Swingline Lender and the Lenders and their respective permitted successors and assigns.

                  SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, the Administrative Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate or Related Fund of a Lender, (x) the Borrowers and the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed); provided, however, that the consent of the Borrowers shall not be required to any such assignment during the continuance of any Event of Default described in paragraph (g) or (h) of Article VII, and (y) the amount of the Commitment or Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,500,000, if in respect of a Revolving Credit Commitment or a Revolving Loan, or $1,000,000, if in respect of a Term Loan Commitment or a Term Loan (or, if less, the entire remaining amount of such Lender's applicable Commitment) or such lesser amount as the Borrowers and the Administrative Agent may from time to time agree (such agreement to be conclusively evidenced by the execution of the related Assignment and Acceptance by all the parties thereto), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together (except in the case of any assignment to an Affiliate or a Related Fund) with a processing and recordation fee of $3,500 and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) below, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment and Revolving Credit Commitment, and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrowers, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Borrowers, the Swingline Lender, the Issuing Bank and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

                  (f) Each Lender may without the consent of the Borrowers, the Swingline Lender, the Issuing Bank or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 and shall be bound by the confidentiality provisions contained in Section 9.16 to the same extent as if they were Lenders and (iv) the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans, increasing or extending the Commitments or releasing all or substantially all the Subsidiary Guarantors or the Collateral). All amounts payable by the Borrowers to any Lender hereunder in respect of any Loan and the applicability of the cost protection provisions contained in Section 2.14, 2.16 and 2.20 shall be determined as if such Lender had not sold or agreed to sell any participation in such Loan, and as if such Lender were funding the participated portion of such Loan the same way that it is funding the portion of such Loan in which no participation has been sold.

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure of information designated by the Borrowers as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to
Section 9.16.

                  (h) Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  (i) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

                  (j) The Borrowers shall not assign or delegate any of their rights or duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

                  (k) In the event that S&P, Moody's, and Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term certificate deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then the Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the Borrowers to use their reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) the Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

                  (l) Notwithstanding the foregoing, the processing and recordation fee payable to the Administrative Agent pursuant to paragraph (b) above shall be waived in connection with any assignment made to either (i) a person that is not a bank, an investment bank or an Affiliate of a bank or an investment bank or (ii) a bank, an investment bank or an Affiliate of a bank or an investment bank (a "Financial Institution") which has, to the satisfaction of the Administrative Agent, announced and adopted a general policy that (x) is in effect on the date of the proposed assignment, (y) is binding on such Financial Institution and (z) provides that such Financial Institution has agreed to waive its rights to receive all similar processing, recordation or assignment fees which would be payable as a result of an assignment by any person of any commitments, loans or other extensions of credit under a syndicated leveraged credit facility.

                  SECTION 9.05. Expenses; Indemnity. (a) The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank, the Swingline Lender and the Retiring Agent in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

                  (b) The Borrowers agree to indemnify the Administrative Agent, the Collateral Agent, each Lender and the Issuing Bank, each Affiliate of any of the foregoing persons and each of their respective directors, officers, trustees, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release of Hazardous Materials on any property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Claim related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.

                  SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrowers or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby, (ii) decrease other than on a pro rata basis or increase or extend the Commitment or decrease or extend the date for payment of the Commitment Fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of
Section 2.17, the provisions of Section 9.04(j), the provisions of this Section 9.08, the definition of the term "Required Lenders" or release any Subsidiary
Guarantor (other than pursuant to a permitted sale or liquidation of a Subsidiary Guarantor) or all or any substantial part of the Collateral, without the prior written consent of each Lender or (iv) amend or modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(i) without the written consent of such SPC, provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender, respectively. Notwithstanding the foregoing, if the Borrower shall request the release of any Collateral to be sold as part of any Asset Sale permitted under Section 6.05 and shall deliver to the Collateral Agent a certificate to the effect that such Asset Sale and the disposition of the proceeds thereof will comply with the terms of this Agreement, the Collateral Agent, if satisfied that the applicable certificate is correct, shall and is hereby authorized to, without the consent of any Lender, execute and deliver all such instruments as may be required to effect the release of such Collateral.

                  SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter, the Collateral Agent Fee Letter and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof. Any other previous agreement among the parties hereto with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

                  SECTION 9.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS
APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

                  SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers or their respective properties in the courts of any jurisdiction.

                  (b) Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any such New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.16. Confidentiality. (a) The Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders agrees to keep confidential (and to use its reasonable best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender shall be permitted to disclose Information
(a) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such Information, (b) to a potential assignee or participant of such Lender or any direct or indirect contractual counterparty in any swap agreement relating to the Loans or such potential assignee's or participant's or counterparty's advisors who need to know such Information (provided that any such potential assignee or participant or counterparty shall, and shall use its reasonable best efforts to cause its advisors to, keep confidential all such Information on the terms set forth in this Section 9.16), (c) to the extent requested by any regulatory authority, (d) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (e) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents or (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.16 or (ii) becomes available to the Administrative Agent, the Issuing Bank, any Lender or the Collateral Agent on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, "Information" shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies prepared by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender based on any of the foregoing) that are received from the Borrowers and related to the Borrowers, any shareholder of the Borrowers or any employee, customer or supplier of the Borrowers, other than any of the foregoing that were available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure thereto by the Borrowers, and which are in the case of Information provided after the date hereof, clearly identified at the time of delivery as confidential or of such a nature that a prudent person would expect such Information to be confidential. The provisions of this Section 9.16 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement.

                  (b) Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or otherwise (and any Affiliate thereof and any employee, representative or other agent of such party or such Affiliate) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. For this purpose, the tax treatment of the transactions contemplated hereby is the purported or claimed U.S. federal income tax treatment of such transactions and the tax structure of such transactions is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of such transactions.

                  SECTION 9.17. Effect of Restatement. This Agreement shall supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations (except as expressly provided for herein with respect to the repayment of the Existing Term Loans) under the Existing Credit Agreement and the other Loan Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Loan Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

                  SECTION 9.18. U.S.A. Patriot Act Notice. Each Lender and the Administrative
Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the U.S.A. Patriot Act (Title III of Pub.
L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act.